UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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Sykes Enterprises, Incorporated

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 19, 2011
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON MAY 19, 2011
PROXY STATEMENT FOR 2011 ANNUAL MEETING OF SHAREHOLDERS
SHAREHOLDERS ENTITLED TO VOTE
PROPOSAL 1:
ELECTION OF DIRECTORS
DIRECTORS STANDING FOR ELECTION AT THE 2011 ANNUAL MEETING
CLASS I -- TERM EXPIRES AT THE 2011 ANNUAL MEETING
DIRECTORS WHOSE TERMS OF OFFICE CONTINUE
CLASS III -- TERM EXPIRES AT THE 2012 ANNUAL MEETING
CLASS II -- TERM EXPIRES AT THE 2013 ANNUAL MEETING
CORPORATE GOVERNANCE
MEETINGS AND COMMITTEES OF THE BOARD
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
COMPENSATION AND HUMAN RESOURCE DEVELOPMENT COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
PENSION BENEFITS
NONQUALIFIED DEFERRED COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
EMPLOYMENT AGREEMENTS
PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION
PROPOSAL 4: APPROVAL OF THE SYKES ENTERPRISES, INCORPORATED 2011 EQUITY INCENTIVE PLAN
PROPOSAL 5: APPROVAL OF USE OF CERTAIN PERFORMANCE CRITERIA UNDER THE SYKES ENTERPRISES INCORPORATED 2011 EQUITY INCENTIVE PLAN
PROPOSAL 6 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE DISCLOSURE
SECURITY OWNERSHIP
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
OTHER MATTERS

400 North Ashley Drive
Tampa, Florida 33602

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 19, 2011

To the Shareholders of Sykes Enterprises, Incorporated:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Sykes Enterprises, Incorporated (the “Company”) will be held at the Sheraton Riverwalk Hotel, 200 N. Ashley Drive, Tampa, Florida, on Thursday, May 19, 2011, at 9:00 a.m., Eastern Daylight Savings Time, for the following purposes:

1. To elect four directors to hold office until the 2014 Annual Meeting of Shareholders;

2. To a hold a shareholder advisory vote on executive compensation;

3. To hold a shareholder advisory vote on the frequency of advisory voting to approve executive compensation;

4. To approve the 2011 Equity Incentive Plan;

5. To approve the performance criteria under the 2011 Equity Incentive Plan;

6. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company; and

7. To transact any other business as may properly come before the Annual Meeting.

Only shareholders of record as of the close of business on March 30, 2010, will be entitled to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Information relating to the matters to be considered and voted on at the Annual Meeting is set forth in the proxy statement accompanying this Notice.

By Order of the Board of Directors,

James T. Holder
Secretary

April 14, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON MAY 19, 2011

This proxy statement and our 2010 Annual Report to Shareholders are available at:
https://materials.proxyvote.com/871237

YOUR VOTE IS IMPORTANT

To assure your representation at the Annual Meeting, please vote on the matters to be considered at the Annual Meeting by completing the enclosed proxy and mailing it promptly in the enclosed envelope. If your shares are held in street name by a brokerage firm, bank or other nominee, the nominee will supply you with a proxy card to be returned to it. It is important that you return the proxy card as quickly as possible so that the nominee may vote your shares. If your shares are held in street name by a nominee, you may not vote such shares in person at the Annual Meeting unless you obtain a power of attorney or legal proxy from such nominee authorizing you to vote the shares, and you present this power of attorney or proxy at the Annual Meeting.

400 North Ashley Drive
Tampa, Florida 33602

PROXY STATEMENT
FOR
2011 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Sykes Enterprises, Incorporated (the “Company”) for the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Sheraton Riverwalk Hotel, 200 N. Ashley Drive, Tampa, Florida, on Thursday, May 19, 2011, at 9:00 a.m., Eastern Daylight Savings Time, or any adjournment or postponement of the Annual Meeting.

This Proxy Statement and the annual report to shareholders of the Company for the year ended December 31, 2010, are first being mailed on or about April 19, 2011, to shareholders entitled to vote at the Annual Meeting.

SHAREHOLDERS ENTITLED TO VOTE

The record date for the Annual Meeting is March 30, 2011. Only shareholders of record as of the close of business on the record date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. As of the record date, 46,700,248 shares of common stock were outstanding and entitled to vote at the Annual Meeting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting, who will also determine whether a quorum is present for the transaction of business. The Company’s Bylaws provide that a quorum is present if the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the meeting are present in person or represented by proxy. At the Annual Meeting, if a quorum exists, directors will be elected by a plurality of the votes cast in the election. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”). Broker non-votes will not be counted as votes cast in determining whether a Proposal has been approved.

Shareholders are requested to vote by completing the enclosed Proxy and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given in the Proxy. Where no instructions are indicated, signed Proxies will be voted FOR each of the proposals listed in the Notice of Annual Meeting of Shareholders. Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting, should you be present and wish to do so.

Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by:

•	filing with the Secretary of the Company written notice of revocation,

•	submitting a duly executed Proxy bearing a later date than the previous Proxy, or

•	appearing at the Annual Meeting and voting in person.

Proxies solicited by this Proxy Statement may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting. Proxies solicited by this Proxy Statement will be returned to the Board of Directors and will be tabulated by an inspector of elections designated by the Board of Directors.

The cost of solicitation of Proxies by mail on behalf of the Board of Directors will be borne by the Company. Proxies also may be solicited by personal interview or by telephone by directors, officers, and other employees of the Company without additional compensation. The Company also has made arrangements with brokerage firms, banks, nominees, and other fiduciaries that hold shares on behalf of others to forward proxy solicitation materials to the beneficial owners of such shares. The Company will reimburse such record holders for their reasonable out-of-pocket expenses.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Company’s Board of Directors currently is comprised of 11 individuals, and is divided into three classes (designated “CLASS I,” “CLASS II,” and “CLASS III”), as nearly equal in number as possible, with each class serving a three-year term expiring at the third annual meeting of shareholders after its election. The term of the three current CLASS I directors will expire at the Annual Meeting. The Company’s Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated H. Parks Helms, Linda McClintock-Greco, M.D., James K. Murray, Jr. and James S. MacLeod to stand for re-election as CLASS II directors, whose terms will all expire at the 2014 Annual Meeting of Shareholders.

In the event any nominee is unable to serve, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominees named herein will be unavailable or, if elected, will decline to serve.

RECOMMENDATION OF THE BOARD:

The Board of Directors recommends the following nominees for election as directors in the Class specified and urges each shareholder to vote “FOR” the nominees. Executed proxies in the accompanying form will be voted at the Annual Meeting “FOR” the election as directors of the nominees named below, unless authority to do so is withheld.

DIRECTORS STANDING FOR ELECTION AT THE 2011 ANNUAL MEETING

CLASS I — TERM EXPIRES AT THE 2011 ANNUAL MEETING

Name	Age	Principal Occupation and Other Information

H. Parks Helms	75
H. Parks Helms has served as a director of the Company since its inception in 1977 and is a member and Chairman of the Nominating and Corporate Governance Committee. Mr. Helms is President and Managing Partner of the law firm of Helms, Henderson & Associates, P.A., in Charlotte, North Carolina and has been with the firm, and its predecessor firm, Helms, Cannon, Henderson & Porter, P.A. for more than the past five years. Mr. Helms has held numerous political appointments and elected positions, including as a member of the North Carolina House of Representatives and as Chairman of the Mecklenburg County, North Carolina Board of County Commissioners.

Mr.Helms has served for more than 30 years on the Company’s Board, supporting institutional continuity with Company and industry knowledge accumulated through all phases of industry and economic cycles, and through the Company’s expansion over that period. He also brings considerable legal, transactional and business skills to the Board.

Name	Age	Principal Occupation and Other Information

Linda McClintock-Greco, M.D.	56
Linda McClintock-Greco, M.D. was elected to the Board of Directors in May of 1998 and is a member of the Nominating and Corporate Governance Committee. Dr. McClintock-Greco is currently the Medical Director and President of Age-Less Medicine, practicing quality of life and aesthetic medicine. From 1998 through 2005, Dr. McClintock-Greco was President and Chief Executive Officer of Greco & Assoc. Consulting, a healthcare consulting firm, and in that capacity served as the vice president of Medical Affairs for Entrusted Healthcare Management Services for the State of Florida. Until 1998, she served as Chief Executive Officer and Chief Medical Officer of Tampa General HealthPlan, Inc. (HealthEase) and had spent the past 11 years in the health care industry as both a private practitioner in Texas and a managed care executive serving as the Regional Medical Director with Humana Health Care Plan. Dr. McClintock-Greco serves on the Board of Directors of the Florida Association of Managed Care Organizations (FAMCO). Dr. McClintock-Greco also serves on the board of several charitable organizations.

Dr. McClintock-Greco has considerable experience in multiple facets of the health care industry, both in private practice and administration, bringing to the Company valuable perspective regarding the Company’s health care related services, as well as business experience, diversity of viewpoint and judgment..

Name	Age	Principal Occupation and Other Information

James K. (Jack) Murray, Jr.	75
James K. Murray, Jr., was elected to the Board of Directors in May 2005 and is a member and Chairman of the Finance Committee and a member of the Compensation and Human Resource Development Committee. Mr. Murray currently serves as Chairman of Murray Corporation, a private venture capital enterprise based in Tampa, Florida. In 1970, Mr. Murray was one of the founders of a company that is today HealthPlan Services, Inc. and PlanVista, Inc., which was acquired by The Dun & Bradstreet Corporation (NYSE:DNB) in 1978. From 1978 through 1993, Mr. Murray served in various capacities for Dun & Bradstreet Corporation, including President of Dun & Bradstreet Credit Services, and from 1990 through 1993, served in various capacities including President, principal executive officer and Chairman for the Reuben H. Donnelley Corp., a publisher of telephone yellow pages. In 1994, Mr. Murray and several other financial partners acquired HealthPlan Services from Dun & Bradstreet. In May, 1995, HealthPlan Services became a public company and was listed on the New York Stock Exchange. Mr. Murray retired from HealthPlan Services in 2000. Mr. Murray serves on the boards of the University of Tampa, Canterbury Towers, Tampa Bay Research Institute and The General Theological Seminary of the Episcopal Church where he also serves as Treasurer.

Mr. Murray’s diverse experience in both the public company and private venture capital arenas allows him to bring to the Board significant leadership skills as well as business, transactional and financial analytic skills.

Name	Age	Principal Occupation and Other Information

James S. MacLeod	63
James S. MacLeod was elected to the Board of Directors in May 2005 and is a member of the Audit Committee, Compensation and Human Resource Development Committee and the Finance Committee. Mr. MacLeod has served as in various positions at CoastalStates Bank in Hilton Head Island, South Carolina since February, 2004 and is currently its President. Mr. MacLeod also serves on the Board of Directors of CoastalStates Bank and CoastalSouth Bancshares, its holding company. From June, 1982 to February, 2004, he held various positions at Mortgage Guaranty Insurance Corp in Milwaukee, Wisconsin, the last 7 years serving as its Executive Vice President. Mr. MacLeod has a Bachelor of Science degree in Economics from the University of Tampa, a Master of Science in Real Estate and Urban Affairs from Georgia State University and a Masters in City Planning from the Georgia Institute of Technology. Mr. MacLeod is currently a Trustee of the University of Tampa, Hilton Head Preparatory School and the Allianz Funds.

As a result of his extensive financial services background, Mr. MacLeod brings to the Board valuable financial analytical skills and experience, a deep understanding of cash transaction and management issues, as well as business acumen and judgment.

DIRECTORS WHOSE TERMS OF OFFICE CONTINUE

CLASS III — TERM EXPIRES AT THE 2012 ANNUAL MEETING

Name	Age	Principal Occupation and Other Information

Charles E. Sykes	48
Charles E. Sykes was elected to the Board of Directors in August, 2004 to fill the vacancy created by the retirement of the Company’s founder and former Chairman, John H. Sykes. Mr. Charles Sykes joined the Company in September, 1986 and has served in numerous capacities throughout his years with the Company. Mr. Charles Sykes was appointed as Vice President of Sales, North America in 1999 and between the years of 2000 to 2003 served as Group Executive, Senior Vice President of Marketing and Global Alliances, and Senior Vice President of Global Operations. Mr. Sykes was appointed President and Chief Operating Officer in July, 2003 and was named President and Chief Executive Officer in August 2004. Mr. Sykes received his Bachelor of Science degree in mechanical engineering from North Carolina State University in 1985. He currently serves as Chairman of the Greater Tampa Chamber of Commerce, Trustee of the University of Tampa, Secretary-Treasurer of the Tampa Bay Partnership, a director of America’s Second Harvest of Tampa and is a member of the Florida Council of 100.

As the chief executive officer of the Company, Mr. Sykes provides the Board with information gained from hands-on management of Company operations, identifying near-term and long-term goals, challenges and opportunities. As the son of the Company’s founder and having worked for the Company for his full career, he brings a continuity of mission and values on which the Company was established.

Name	Age	Principal Occupation and Other Information

Furman P. Bodenheimer, Jr.	81
Furman P. Bodenheimer, Jr. was elected to the Board of Directors in 1991 and is a member of the Nominating and Corporate Governance Committee and the Finance Committee. Mr. Bodenheimer has been Chairman and Chief Executive Officer of Zickgraf Enterprises, Inc. and Nantahala Lumber in Franklin, North Carolina for more than the past five years. Mr. Bodenheimer is retired as president of the First Citizens Bank & Trust Company in North Carolina, where he was employed for 30 years. Mr. Bodenheimer is also a retired Brigadier General in the United States Army and from 1994 to 2008 owned Zickgraf Hardwood Flooring Company, an international wood flooring company with extensive operations in Central Europe, the UK and Japan.

Mr. Bodenheimer has served for 20 years on the Company’s Board, supporting institutional continuity with Company and industry knowledge accumulated through all phases of industry and economic cycles, and through the Company’s expansion over that period. He also brings considerable business experience and judgment as well as financial and international business acumen and diversity of viewpoint and experience.

William J. Meurer	67
William J. Meurer was elected to the Board of Directors in October 2000 and is a member and Chairman of the Audit Committee and a member of the Finance Committee. Previously, Mr. Meurer was employed for 35 years with Arthur Andersen LLP where he served most recently as the Managing Partner for Arthur Andersen’s Central Florida operations. Since retiring from Arthur Andersen in 2000, Mr. Meurer has been a private investor and consultant. Mr. Meurer also serves on the Board of Trustees for Lifelink Foundation, Inc. and as a member of the Board of Directors of the Eagle Family of Funds and Walter Investment Management Corporation.

As former managing partner of an international public accounting firm, Mr. Meurer brings to our Board relevant experience with financial accounting, audit and reporting issues, SEC filings and complex corporate transactions.

CLASS II — TERM EXPIRES AT THE 2013 ANNUAL MEETING

Name	Age	Principal Occupation and Other Information

Paul L. Whiting	67
Paul L. Whiting was elected to the Board of Directors in December of 2003 and was elected Non-Executive Chairman in August, 2004. He is also a member of the Board’s Audit Committee. Since 1997 Mr. Whiting has been President of Seabreeze Holdings, Inc., a privately held consulting and investment company. From 1991 through 1996, Mr. Whiting held various positions within Spalding & Evenflo Companies, Inc., including Chief Executive Officer. Presently, Mr. Whiting sits on the boards of TECO Energy, Inc. (a public company), Florida Investment Advisors, Inc., The Bank of Tampa and its holding company, The Tampa Banking Co. Mr. Whiting also serves on the boards of various civic organizations, including, among others, the Academy Prep Center of Tampa, Inc., a full scholarship, private, college preparatory middle school for low-income children, where he is the Board President.

Mr. Whiting’s public company CEO, CFO and director experience as well as his private investment company business experience provides a unique combination of leadership, financial and business analytical skills, business judgment and investment banking knowledge to the Board as the Company’s non-executive Chairman.

Mark C. Bozek	51
Mark C. Bozek was elected to the Board of Directors in August of 2003 and is a member and Chairman of the Compensation and Human Resource Development Committee. Mr. Bozek is the President of Galgos Entertainment, a privately held film production company which he founded in January 2003. From March 1997 until February 2003, Mr. Bozek served as the Chief Executive Officer of HSN (f/k/a Home Shopping Network). From April 1993 until February 1996, Mr. Bozek served as the Vice President of Broadcasting for QVC.

Mr. Bozek’s experience as a public company CEO in a call center enabled business equips him to provide industry insight to the Board and management on strategic and business planning and operations as well as employee relations, development and management succession.

Name	Age	Principal Occupation and Other Information

Lt. Gen Michael DeLong (Retired)	65
Lt. General Michael DeLong (USMC Retired) was elected to the Board of Directors in September of 2003 and is a member of the Nominating and Corporate Governance Committee. Since October 2003, Lt. Gen. DeLong has served as Vice Chairman of Shaw Arabia Limited, President of Shaw CentCom Services, LLC, and Senior Vice President of the Shaw Group, Inc. On February 19, 2008, Lt. Gen. DeLong was named President of Boeing Middle East, Ltd. From 1967 until his retirement on November 1, 2003, Lt. Gen. DeLong led a distinguished military career, most recently serving as the Deputy Commander, United States Central Command at Mac Dill Air Force Base, Tampa, Florida. He holds a Master’s Degree in Industrial Management from Central Michigan University and an honorary Doctorate in Strategic Intelligence from the Joint Military Intelligence College and graduated from the Naval Academy as an Engineer.

Gen. DeLong’s military career, together with his international business executive experience allows him to bring to the Board leadership, and skills in strategic analysis and judgment as well as a knowledge of international business and political environments.

Name	Age	Principal Occupation and Other Information

Iain A. Macdonald	66
Iain A. Macdonald was originally elected to the Board of Directors in 1998 and served until 2001, when he resigned for personal reasons. Mr. Macdonald was re-elected to the Board of Directors in May of 2004 and since then has been a member of the Audit Committee. During the past 10 years, Mr. Macdonald has served on the boards of a series of technology-based business ventures in the UK which he has assisted to develop and obtain funding. He is currently Chairman of Yakara plc, a developer of SMS telecommunications software solutions and a member of the Board of Northern AIM VCT plc, which is a venture capital investment fund. In 2008 he joined the Board of Scottish Enterprise, Scotland’s economic development agency. Prior to joining the Company’s Board in 1998, Mr. Macdonald served as a director of McQueen International Ltd. from 1996 until its acquisition by the Company.

Having served as a director of an entity in the UK which was acquired by the Company in 1998, Mr. Macdonald offers a unique institutional viewpoint and depth of industry knowledge. He also brings to the Board considerable leadership, international business, financial and governmental experience.

CORPORATE GOVERNANCE

The Company maintains a corporate governance page on its website which includes key information about its corporate governance initiatives, including its Corporate Governance Guidelines, Code of Ethics, and charters for the committees of the Board of Directors. The corporate governance page can be found at www.sykes.com, by clicking on “Investor Relations” and then on “Corporate Governance.”

The Company’s policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the Nasdaq Stock Market and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	the Board of Directors has adopted clear corporate governance policies;

•	a majority of the board members are independent of the Company and its management;

•	all members of the key board committees — the Audit Committee, the Compensation and Human Resource Development Committee, the Nominating and Corporate Governance Committee and the Finance Committee — are independent;

•	the independent members of the Board of Directors meet regularly without the presence of management;

•	the Company has adopted a code of ethics that applies to all directors, officers and employees which is monitored by its Nominating and Corporate Governance Committee;

•	the charters of the Board committees clearly establish their respective roles and responsibilities; and

•	the Company’s Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company, including the Board and the Audit Committee, regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. These procedures are described under “Communications With Our Board” below.

Certain Relationships and Related Person Transactions

Review and Approval of Related Person Transactions

In order to ensure that material transactions and relationships involving a potential conflict of interest for any executive officer or director of the Company are in the best interests of the Company, under the Code of Ethics adopted by the Board of Directors for all of our employees and directors, all such conflicts of interest are required to be reported to the Board of Directors, and the approval of the Board of Directors must be obtained in advance for the Company to enter into any such transaction or relationship. Pursuant to the Code, no officer or employee of the Company may, on behalf of the Company, authorize or approve any transaction or relationship, or enter into any agreement, in which such officer, director or any member of his or her immediate family, may have a personal interest without such Board approval. Further, no officer or employee of the Company may, on behalf of the Company, authorize or approve any transaction or relationship, or enter into any agreement, if they are aware that an executive officer or a director of the Company, or any member of any such person’s family, may have a personal interest in such transaction or relationship, without such Board approval.

The Company’s Audit Committee reviews all conflict of interest transactions involving executive officers and directors of the Company, pursuant to its charter.

In the course of their review of a related party transaction, the Board and the Audit Committee considers:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to the Company;

•	the importance of the transaction to the related person;

•	whether the transaction would impair the judgment of the director or executive officer to act in the best interests of the Company; and

•	any other matters the Board or Committee deems appropriate.

Any member of the Board or the Audit Committee who has a conflict of interest with respect to a transaction under review may not participate in the deliberations or vote respecting approval of the transaction, provided, however, that such director may be counted in determining the presence of a quorum.

Related Party Transactions

During the year ended December 31, 2010, the Company paid $78,418 to JHS Leasing of Tampa, Inc., an entity owned by Mr. John H. Sykes, former Chairman of the Board and Chief Executive Officer and current principal shareholder, for the use of its corporate aircraft. The lease of the aircraft is pursuant to a written agreement which has been approved by the Audit Committee and the Board. On a quarterly basis, the Audit Committee reviews a report which provides the details of each use of this aircraft by management, including the business purpose, the passengers, and the destination of each flight as well as the cost to the Company, to determine that each such use is in accordance with Company policy. On January 25, 2008, the Company entered into a real estate lease with Kingstree Office I, LLC, an entity controlled by Mr. John Sykes relating to the Company’s call center in Kingstree, South Carolina. On May 21, 2008 the Audit Committee of the Board reviewed this transaction and recommended approval to the full Board, which also approved the transaction. During the year ended December 31, 2010, the Company paid $395,950 to Kingstree Office I, LLC as rent on the Kingstree facility.

Leadership Structure

Upon contemplating the retirement of Mr. John Sykes, the Company’s founder, Chief Executive Officer and Chairman, the Board elected to change the leadership structure to separate the Chief Executive Officer position from that of the Chairman of the Board. The Board determined in 2004 that the change in leadership created an opportune time to change the leadership structure, and that the Company would benefit from having an independent non-employee Chairman who could provide a diversity of view and experience in consultation with the newly elected President and Chief Executive Officer. The Board continues to believe that the Company is best served by having this bifurcated leadership structure.

Risk Oversight

The Board has determined that the role of risk oversight will currently remain with the full Board as opposed to having responsibility delegated to a specific committee. Management has created an enterprise risk management committee which is primarily responsible for identifying and assessing enterprise risks, developing risk responses and evaluating residual risks. The chairperson of the management committee reports directly to the full Board.

Director Independence

In accordance with NASDAQ rules, the Board affirmatively determines the independence of each director and nominee for election as a director in accordance with guidelines it has adopted, which include all elements of independence set forth in the NASDAQ listing standards. Based upon these standards, at its meeting held on March 23, 2011, the Board determined that each of the following non-employee directors is independent and has no material relationship with the Company, except as a director and shareholder of the Company:

(1)	Paul L. Whiting	(6)	Iain A. Macdonald
(2)	F. P. Bodenheimer, Jr.	(7)	James S. MacLeod
(3)	Mark C. Bozek	(8)	Linda McClintock-Greco, MD
(4)	Lt. Gen. Michael DeLong (Ret.)	(9)	William J. Meurer
(5)	H. Parks Helms	(10)	James K. Murray, Jr.

Nominations for Directors

The Nominating and Corporate Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the Board for nomination. The Committee considers all relevant criteria including age, skill, integrity, experience, education, time availability, stock exchange listing standards, and applicable federal and state laws and regulations. The Committee has a specific goal of creating and maintaining a board with the heterogeneity, skills, experience and personality that lend to open, honest and vibrant discussion, consideration and analysis of Company issues, and accordingly the Committee also considers individual qualities and attributes that will help create the desired heterogeneity.

The Committee may use various sources for identifying and evaluating nominees for directors including referrals from our current directors, management and shareholders, as well as input from third party executive search firms retained at the Company’s expense. If the Committee retains one or more search firms, such firms may be asked to identify possible nominees, interview and screen such nominees and act as a liaison between the Committee and each nominee during the screening and evaluation process. The Committee will review the resume and qualifications of each candidate identified through any of the sources referenced above, and determine whether the candidate would add value to the Board. With respect to candidates that are determined by the Committee to be potential nominees, one or more members of the Committee will contact such candidates to determine the candidate’s general availability and interest in serving. Once it is determined that a candidate is a good prospect, the candidate will be invited to meet the full Committee which will conduct a personal interview with the candidate. During the interview, the Committee will evaluate whether the candidate meets the guidelines and criteria adopted by the Board, as well as exploring any special or unique qualifications, expertise and experience offered by the candidate and how such qualifications, expertise and/or experience may complement that of existing Board members. If the candidate is approved by the Committee, as a result of the Committee’s determination that the candidate will be able to add value to the Board and the candidate expresses his or her interest in serving on the Board, the Committee will then review its conclusions with the Board and recommend that the candidate be selected by the Board to stand for election by the shareholders or fill a vacancy or newly created position on the Board.

The three Class I directors whose terms expire at the Annual Meeting have all been nominated by the Committee to stand for re-election.

The Committee will consider qualified nominees recommended by shareholders who may submit recommendations to the Committee in care of our Corporate Secretary, 400 North Ashley Drive, Tampa, Florida 33602. Any shareholder nominating an individual for election as a director at an annual meeting must provide written notice to the Secretary of the Company, along with the information specified below, which notice must be received at the principal business office of the Company no later than the date designated for receipt of shareholders’ proposals as set forth in the Company’s proxy statement for its annual shareholders’ meeting. If there has been no such prior public disclosure, then to be timely, a shareholder’s nomination must be delivered to or mailed and received at the principal business office of the Company not less than 60 days nor more than 90 days prior to the annual meeting of shareholders; provided, however, that in the event that less than 70 days notice of the date of the meeting is given to the shareholders or prior public disclosure of the date of the meeting is made, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the annual meeting was mailed or such public disclosure was made.

To be considered by the Committee, shareholder nominations must be accompanied by: (1) the name, age, business and residence address of the nominee; (2) the principal occupation or employment of the nominee for at least the last ten years and a description of the qualifications of the nominee; (3) the number of shares of our stock that are beneficially owned by the nominee; (4) any legal proceedings involving the nominee during the previous ten years and (5) any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors under Regulation 14A of the Exchange Act, together with a written statement from the nominee that he or she is willing to be nominated and desires to serve, if elected. Also, the shareholder making the nomination should include: (1) his or her name and record address, together with the name and address of any other shareholder known to be supporting the nominee; and (2) the number of shares of our stock that are beneficially owned by the shareholder making the nomination and by any other supporting shareholders. Nominees for director who are recommended by our shareholders will be evaluated in the same manner as any other nominee for director.

We may require that the proposed nominee furnish us with other information as we may reasonably request to assist us in determining the eligibility of the proposed nominee to serve as a director. At any meeting of shareholders, the Chairman of the Board may disregard the purported nomination of any person not made in compliance with these procedures.

Communications with our Board

Shareholders and other parties interested in communicating with our Board of Directors may do so by writing to the Board of Directors, Sykes Enterprises, Incorporated, 400 N. Ashley Drive, Tampa, Florida 33602. Under the process for such communications established by the Board of Directors, the Senior Vice President and General Counsel of the Company reviews all such correspondence and regularly forwards to all members of the Board a summary of the correspondence. Directors may at any time review a log of all correspondence received by the Company that is addressed to the Board or any member of the Board and request copies of any such correspondence. Correspondence that, in the opinion of the Senior Vice President and General Counsel, relates to concerns or complaints regarding accounting, internal accounting controls and auditing matters is summarized and the summary and a copy of the correspondence is forwarded to the Chairman of the Audit Committee. Additionally, at the direction of the Audit Committee, the Company has established a worldwide toll free hotline administered by an independent third party through which employees may make anonymous submissions regarding questionable accounting or auditing matters. Reports of any anonymous submissions are sent to the Chairman of the Audit Committee as well as the Executive Vice President and General Counsel of the Company.

MEETINGS AND COMMITTEES OF THE BOARD

The Board

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, committee and shareholders’ meetings. The Board met six times during 2010, of which four were regularly scheduled meetings and two were unscheduled meetings. The Board also acted twice by unanimous written consent in 2010. All directors attended at least 75% of the meetings of the Board and of the committees on which they served during the fiscal year ended December 31, 2010. All of the directors attended the 2010 Annual Meeting of Shareholders on May 10, 2010.

Committees of the Board

The Board has four standing committees to facilitate and assist the Board in the execution of its responsibilities. The Board may also establish special committees as needed to assist the Board with review and consideration of non-routine matters. The standing committees are the Audit Committee, Finance Committee, the Compensation and Human Resource Development Committee and the Nominating and Corporate Governance Committee. All the committees are comprised solely of non-employee, independent directors. Charters for each committee are available on the Company’s website at www.sykes.com by first clicking on “Investor Relations” and then on “Corporate Governance.” The charter of each committee is also available in print to any shareholder who requests it. The table below shows membership for the entire year 2010 for each of the standing Board committees

			Nominating and Corporate	Compensation and Human Resource
Non-employee Directors	Audit Committee	Finance Committee	Governance Committee	Development Committee

Paul L. Whiting	X
Furman P. Bodenheimer, Jr		X	X
Mark C. Bozek				Chair
Lt. Gen. Michael P. DeLong (Ret)			X
Dr. Linda McClintock-Greco			X
H. Parks Helms			Chair
Iain A. Macdonald	X
James S. MacLeod	X	X		X
William J. Meurer	Chair	X
James K. Murray, Jr.		Chair		X
Employee Director
Charles E. Sykes
No. of Meetings in 2010	9	4	4	6

Audit Committee.  The Audit Committee serves as an independent and objective party to monitor the Company’s financial reporting process and internal control system. The Committee’s responsibilities, which are discussed in detail in its charter, include, among other things, the appointment, compensation, and oversight of the work of the Company’s independent auditing firm, as well as reviewing the independence, qualifications, and activities of the auditing firm. The Company’s independent auditing firm reports directly to the Committee. All proposed transactions between the Company and the Company’s officers and directors, or an entity in which a Company officer or director has a material interest, are reviewed by the Committee, and the approval of the Committee is required for such transactions. In 2010, the Audit Committee held nine meetings. The Board has determined that Mr. Meurer is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission. The Committee is governed by a written charter, which is reviewed on an annual basis.

Finance Committee.  The principal purpose of the Finance Committee is to assist the Board of Directors in evaluating significant investments and other financial commitments by the Company. The Committee has the authority to review and make recommendations to the Board with respect to debt and equity limits, equity issuances, repurchases of Company stock or debt, policies relating to the use of derivatives, and proposed mergers, acquisitions, divestitures or investments by the Company that require approval by the full Board. The Committee also has authority to approve capital expenditures not previously approved by the Board of Directors. The level of authority applies to capital expenditures in excess of $2 million but less than $5 million. This authority is used and the Committee convened only when management recommends a decision prior to the next Board meeting. In 2010, the Finance Committee held four meetings. The Committee is governed by a written charter, which is reviewed on an annual basis.

Nominating and Corporate Governance Committee.  The purpose of the Nominating and Corporate Governance Committee is to: (a) identify individuals qualified to become members of the Board of Directors of the Company and its subsidiaries; (b) recommend to the Board of Directors director nominees for election at the annual meeting of shareholders or for election by the Board of Directors to fill open seats between annual meetings; (c) recommend to the Board of Directors committee appointments for directors; (c) develop and recommend to the

Board of Directors corporate governance guidelines applicable to the Company; and (d) monitor the Company’s compliance with good corporate governance standards. In 2010, the Nominating and Corporate Governance Committee held four meetings. The Committee is governed by a written charter, which is reviewed on an annual basis.

Compensation and Human Resource Development Committee.  The Compensation and Human Resource Development Committee’s responsibilities, which are discussed in detail in its charter, include, among other things, the establishment of the base salary, incentive compensation and any other compensation for the Company’s President and Chief Executive Officer, and to review and approve the President and Chief Executive Officer’s recommendations for the compensation of certain executive officers reporting to him. This Committee also monitors the Company’s management incentive cash and equity based bonus compensation arrangements and other executive officer benefits, and evaluates and recommends the compensation policy for the directors to the full Board for consideration. The Committee also determines compensation and benefits of the Company’s non-employee directors. The Company engaged Mercer Human Resource Consulting to conduct a review of its total compensation program for executive officers and to assist the Committee in establishing a competitive compensation program for its executive officers that motivates performance and that is aligned with the interests of its shareholders. This Committee is also responsible for providing oversight and direction regarding the Company’s employee health and welfare benefit programs as well as training and development. In 2010, the Committee held six meetings. The Committee is governed by a written charter, which is reviewed on an annual basis.

Compensation Committee Interlocks and Insider Participation

None

DIRECTOR COMPENSATION

Directors who are executive officers of the Company receive no compensation for service as members of either the Board of Directors or any committees of the Board.

Third Amended and Restated 2004 Non-Employee Director Fee Plan

In May 2009, the shareholders of the Company approved the Third Amended and Restated 2004 Non-Employee Director Fee Plan (the “2004 Fee Plan”). The 2004 Fee Plan provides that all new non-employee directors joining the Board will receive an initial grant of shares of common stock on the date the new director is elected or appointed, the number of which will be determined by dividing $60,000 by the closing price of the Company’s common stock on the trading day immediately preceding the date a new director is elected or appointed, rounded to the nearest whole number of shares. The initial grant of shares vests in twelve equal quarterly installments, one-twelfth on the date of grant and an additional one-twelfth on each successive third monthly anniversary of the date of grant. The award lapses with respect to all unvested shares in the event the non-employee director ceases to be a director of the Company, and any unvested shares are forfeited.

The 2004 Fee Plan also provides that each non-employee director will receive, on the day after the annual shareholders meeting, an annual retainer for service as a non-employee director (the “Annual Retainer”). The Annual Retainer consists of shares of the Company’s common stock and cash. The total value of the Annual Retainer is $77,500, payable $32,500 in cash and the remainder paid in stock, the amount of which is determined by dividing $45,000 by the closing price of the Company’s common stock on the date of the annual meeting of shareholders, rounded to the nearest whole number of shares.

In addition to the Annual Retainer award, the 2004 Fee Plan also provides for any non-employee Chairman of the Board to receive an additional annual cash award of $100,000, and each non-employee director serving on a committee of the Board to receive an additional annual cash award in the following amounts:

Position	Amount

Audit Committee
Chairperson	$20,000
Member	$10,000
Compensation & Human Resource Development Committee
Chairperson	$12,500
Member	$7,500
Finance Committee
Chairperson	$12,500
Member	$7,500
Nominating and Corporate Governance Committee
Chairperson	$12,500
Member	$7,500

The Annual Grant of cash, including all amounts paid to a non-employee Chairman of the Board and all amounts paid to non-employee directors serving on committees of the Board, are paid in equal installments throughout the year. The Annual Grant of shares vests in eight equal quarterly installments, one-eighth on the day following the annual meeting of shareholders, and an additional one-eighth on each successive third monthly anniversary of the date of grant. The award lapses with respect to all unpaid cash and unvested shares in the event the non-employee director ceases to be a director of the company, and any unvested shares and unpaid cash are forfeited.

The Board may pay additional cash compensation to any non-employee director for services on behalf of the Board over and above those typically expected of directors, including but not limited to service on a special committee of the Board.

The following table contains information regarding compensation paid to the non-employee directors during fiscal year ending December 31, 2010, including cash and shares of the Company’s common stock.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
					Change in
					Pension
					Value and
					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid in	Stock	Option	Incentive Plan	Compensation	All other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)(1)	($)(2)	($)	($)	($)	($)	($)

Furman P. Bodenheimer, Jr.	47,500	45,004	—	—	—	—	92,504
Mark C. Bozek	45,000	45,004	—	—	—	—	90,004
Lt. Gen. Michael DeLong (Ret)	40,000	45,004	—	—	—	—	85,004
H. Parks Helms	45,000	45,004	—	—	—	—	90,004
Iain Macdonald	42,500	45,004	—	—	—	—	87,504
James S. MacLeod	57,500	45,004	—	—	—	—	102,504
Linda McClintock-Greco, M.D.	40,000	45,004	—	—	—	—	85,004
William J. Meurer	60,000	45,004	—	—	—	—	105,004
James K. Murray, Jr.	52,500	45,004	—	—	—	—	97,504
Paul L. Whiting	142,500	45,004	—	—	—	—	187,504

(1)	Amounts shown include the cash portion of the annual retainers and amounts paid for services on Board committees paid to each non-employee director in 2010. The fees earned by Mr. Whiting include $100,000 for service as non-employee Chairman of the Board.

(2)	The amounts shown in column (c) represent the Annual Retainer amounts paid in shares of the Company’s common stock. The amounts are valued based on the aggregate grant date fair value of the awards in accordance with FASB ASC Topic 718 (formerly FAS 123(R)). See Notes 1 and 25 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed on March 8, 2011 for a discussion of the relevant assumptions used in calculating the grant date fair value in accordance with FASB ASC Topic 718.

EXECUTIVE COMPENSATION

Executive Summary

Sykes is a complex global business serving sophisticated and demanding clients and with thin operating margins. Our business and financial strategies require careful expense management while providing superior customer service and value. This requires experienced executive leadership with sound business judgment, a passion for service excellence, and a desire to succeed. Our executive compensation strategy is aligned with our business strategy and talent requirements by being sufficiently competitive on fixed compensation elements (such as base salary) while emphasizing variable compensation elements (such as short-term and long-term incentives) to drive targeted performance and to reward results.

In many ways, 2010 was a unique and challenging year for Sykes. The following are the key factors that negatively impacted the Company’s performance in 2010:

•	Global macroeconomic and political factors negatively impacted the Company, resulting in a global slowdown in volume across 90% of clients in the second quarter of 2010

•	Currency exchange rate movements occurred in certain currencies without an established foreign exchange market to hedge these risks, resulting in lower reported operating income as compared to the Company’s operating plan

•	Planning and integration efforts related to the largest acquisition in the Company’s history, resulted in some strained resources and less visibility in goal setting

•	Migration of approximately 20% of the Company’s EMEA business to a new country location resulted in some short-term disruption and costs but with strong long-term benefits expected

However, even with the many challenges, the Company did achieve significantly more synergies from the acquisition than anticipated and only missed its threshold earnings goal by approximately 13 percentage points. As a result of these and other factors, the Company did not achieve many of its financial performance goals for 2010. These results are directly reflected in the Company’s 2010 executive compensation levels as follows:

•	Base salaries for named executive officers were not increased in 2010,

•	No short-term cash incentives were earned under the short-term incentive plan (referred to as the High Performance Plan (“HPP”))

•	The performance-based shares tied to 2008-2010 performance were earned at 150% of target reflecting the significant over achievement in years 2008 and 2009

•	The performance-based shares tied to 2010-2012 performance may not be earned based on the shortfall in the first year results of the three-year performance cycle

•	The value of all executive stock ownership and outstanding equity awards declined with the decline in the Company’s stock price during the year

•	A discretionary bonus was awarded to a wide group of employees, including the named executive officers, at a level below the threshold payout under the HPP plan in order to recognize and reward the significant accomplishments that were achieved during the year (see page 24 of this CD&A for additional detail regarding the 2010 discretionary bonuses)

Compensation Philosophy and Objectives

The Committee believes that the most effective executive compensation program is one that is designed to enhance shareholder value by attracting and retaining the talent and experience best suited to manage, guide and build our business. This requires fair and competitive base salaries and benefits designed to attract and retain qualified executives, as well as carefully designed incentive compensation programs to link the interests of the executives to the long-term interests of our shareholders.

In evaluating and determining the complete compensation packages for the Company’s executive officers generally, and the named executive officers specifically, the Committee reviews relevant market data provided by its consultant which includes an evaluation of the multiple components of the executive compensation and benefit packages paid to similarly situated executives of similarly situated peer companies. The Committee believes that it should set compensation of its executives in the general range of 80% to 120% of the 50th percentile of compensation paid to similarly situated executives of the companies comprising the Compensation Peer Group. However, variations from this objective may occur as dictated by the experience level of the individual and other market factors. The Committee recognizes, however, that long-term, equity incentive compensation awards may lift the total direct compensation of its executives above the 50th percentile of the Compensation Peer Group, but if that occurs, it will be as a result of the Company’s achievement of long term goals specifically targeted at increasing shareholder value.

A significant percentage of total compensation to our senior executives is allocated to performance-based incentives as a result of the philosophy mentioned above. Although there is no pre-established policy for the allocation between either cash and non-cash or short-term and long-term performance-based incentive compensation, in 2010 the Committee continued the structure utilized in 2008 and 2009, which determined performance-based incentives as a percentage of base salary validated against current market data. A significant percentage of total direct compensation to our executive officers in fiscal years 2007 through 2010 has been in the form of non-cash, long-term equity incentive awards.

Roles and Responsibilities in Determining Executive Compensation

The Role of the Compensation and Human Resource Development Committee.  The Compensation and Human Resource Development Committee (referred to in this Analysis as the “Committee”) of the Board has been charged with the responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy. The Committee’s goal is to ensure that the form and amount of compensation and benefits paid to its senior leadership team, specifically including the named executive officers, is fair, reasonable and sufficiently competitive to attract and retain high quality executives who can lead the Company to achieve the goals that the Board believes will maximize shareholder value. For executives other than the CEO, executive compensation matters are first considered by the Committee, which then makes recommendations to the Board, which then considers and approves or disapproves the Committee’s recommendations. As it relates to the compensation of the Company’s CEO, the Committee meets first with the CEO to obtain information regarding performance, objectives and expectations, discusses the matter with the Board and then makes a final compensation determination.

The Role of the Chief Executive Officer.  The Committee meets periodically with the Chief Executive Officer. The CEO provides the Committee with the appropriate business context for executive compensation decisions as well as specific recommendations for each of the executives, including the named executive officers but excluding the CEO. The CEO is not involved in conversations regarding his own compensation.

The Role of Senior Management.  The Committee periodically meets with representatives of Human Resources, Finance, and Legal. These individuals provide the Committee with requested data, information, and advice regarding the executive compensation program, specifically with regard to incentive plan designs, performance measures and goals, and disclosure. These representatives are not involved in conversations regarding their own compensation.

The Role of Outside Consultants.  In accordance with the Committee’s Charter, the Committee has the authority to retain any outside counsel, consultants or other advisors to the extent deemed necessary and appropriate, including the sole authority to approve the terms of engagement and fees related to services provided. Pursuant to the authority under the Committee’s charter, the Committee directly engaged Mercer Human Resource Consulting, a division of Marsh & McLennan Companies (“Mercer”), to conduct a review of its total compensation program for all executive officers, specifically including the President and Chief Executive Officer and the Chief Financial Officer as well as the other named executive officers. Mercer provided the Committee with relevant market data and alternatives to consider when making compensation decisions for the President and Chief

Executive Officer, and on the recommendations being made by management for executives other than the President and Chief Executive Officer. The Committee paid Mercer $82,664 for the services provided to it during 2010.

Mercer was also engaged by management of the Company to provide executive and global compensation reviews and to provide advice regarding Company retirement and savings plans, benefits, expatriate compensation and mergers and acquisitions. The Company paid Mercer $485,014 for these services provided during 2010 and the Committee approved the engagement of Mercer by management and reviewed and approved the fees for such services.

In the fall of 2010, the Committee carefully considered the decision to engage Mercer in light of the potential conflicts of interest that could result from the concurrent engagement of Mercer by management. Given the magnitude of other services provided by Mercer to the Company, the Committee determined that it should engage an independent consultant that would provide no other services to the Company. After conducting a search process, in which all members of the Committee and the Chairman of Board participated, Pearl Meyer & Partners (PM&P) was selected as the new independent consult. PM&P is directly engaged by and directed by the Committee, and provides no other services to the Company. PM&P began working for the Committee in the fall of 2010 with respect to 2010 incentive compensation awards and 2011 executive compensation decisions. When appropriate, the Committee has discussions with its consultant without management present to ensure candor and impartiality.

The Role of Peer Group Data.  In making its compensation decisions for 2010, the Committee compared the Company’s pay and performance levels against a peer group of twelve (12) other publicly traded companies which the Committee believes compete with the Company in the customer contact management segment and for executive talent as well (the “Compensation Peer Group”). The composition of the Compensation Peer Group is reviewed annually to determine whether there are new companies which should be added, or existing companies which should be deleted. The companies included in the Compensation Peer Group and used as the basis for comparison and analysis by the Committee for fiscal year 2010 were:

• Genpact, Ltd.	• StarTek, Inc.
• Kforce, Inc.	• TechTeam Global, Inc.
• ExlService Holdings, Inc.	• Alliance Data Systems
• Convergys Corporation	• TeleTech Holdings, Inc.
• ICT Group, Inc.	• APAC Customer Services, Inc.
• MPS Group, Inc.	• Spherion Corp.

There were no changes to the peer group between 2009 and 2010. As in prior years, the peer group analysis and data are one of many factors considered by the Committee and the Board in making its final pay determinations. Other important factors include the current and expected performance of the Company, the current and expected performance of the executive and internal pay equity.

Executive Compensation Analysis

As in prior years, the Committee requested, reviewed, and discussed an independent analysis of the executive compensation program provided by its consultant. The analysis included a review of pay competitiveness, pay and performance alignment, the long-term incentive plan design, and an overall risk assessment of the executive compensation program. The following were the significant findings from this analysis, considering the executive team in the aggregate:

•	Base salaries were generally positioned at the 50th percentile

•	Target total cash compensation (salary plus target short-term incentive opportunity) was generally positioned at the 50th percentile

•	Long-term incentive grant values were positioned near the 75th percentile, but the aggregate equity grant rate (as a percent of shares outstanding) was below the 25th percentile

•	Total direct compensation (target total cash compensation plus long-term incentive grant value) was positioned slightly above the 50th percentile

•	Company performance (across a variety of financial and operating metrics) on a 1-year and 3-year basis was generally positioned at the 75th percentile

•	The overall program strikes a balance between risks and rewards, and is not believed to encourage executives to take undue risks that could materially harm the Company

As expected, there is variation by executive (with regard to pay competitiveness) and by performance measure (with regard to relative performance). This study was completed in August 2009 and was one of many inputs into the Committee’s decisions with regard to 2010 executive compensation.

Elements of Compensation

The compensation program for our executives includes several direct compensation components. Those components are base salary, annual cash incentive awards and equity-based incentive awards, which are granted in the form of performance — based restricted stock (or restricted stock units), time-vested restricted stock and stock appreciation rights. Our executives are also permitted to participate in our 401(k) plan which is available to all employees, as well as our non-qualified executive deferred compensation plan. The purpose of the deferred compensation plan is to provide our executives with the ability to take advantage of tax deferred savings which may not be fully available to them under our 401(k) plan.

Base Salary

Base salary is designed to provide each executive with a fixed amount of annual compensation that is competitive with the marketplace. Having a certain level of fixed compensation provides stability which allows our executives to remain focused on business issues. Base salaries for the named executive officers are determined for each executive based on his or her position and responsibility, and are further informed by using market data provided to the Committee by its consultant. Base salary ranges of our executives are designed so that salary opportunities for a given position will be approximately between 80% and 120% of the midpoint of the base salaries of similarly positioned executives in the Compensation Peer Group. During its review of base salaries for executives, the Committee primarily considers (a) the market data provided by its consultant, (b) internal review of the executive’s compensation, both individually and relative to other officers, and (c) individual performance of the executive. Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries of our executive leadership team, other than the President and Chief Executive Officer, are based on the Committee’s assessment of the individual’s performance, with input from the President and Chief Executive Officer. As summarized earlier, a review of relevant market data in 2009indicated that the base salaries of the named executive officers were in line with the benchmarking parameters established by the Committee. Although the Company generally outperformed the Compensation Peer Group, the Committee determined that the compensation of the named executive officers related to Company performance was being adequately addressed through yearly and long term incentive bonuses. Accordingly, the Committee recommended to the Board, and the Board approved that there be no adjustments made to the base salaries of the named executive officers in 2010.

Performance-Based Annual Cash Incentive Compensation

The annual cash incentive component of the total direct compensation paid to our executive leadership team is designed to reward achievement of pre-determined annual corporate, and sometimes individual, performance goals, reward current performance by basing payment on the achievement of quantifiable performance measures that reflect contributions to the success of our business, and encourage actions by the executives that contribute directly to our operating and financial results. In fiscal year 2010, the annual cash incentive opportunity for the President and Chief Executive Officer, and all other executive officers, was determined based solely upon the achievement of pre-determined corporate financial goals.

At the beginning of the year, the Committee sets minimum, target and maximum levels for the portion of the cash incentive component of total direct compensation that is determined by reference to corporate financial performance. Threshold performance represents the minimum performance that still warrants incentive recognition for that particular goal, and is paid at 50% of the target award level. Maximum performance represents the highest level likely to be attained and is paid at 150% of the target award level. No annual performance-based cash incentive compensation determined by reference to corporate financial performance is paid to any executive of the Company if our financial results do not exceed the threshold determined for that year.

At the beginning of each year, the Committee also sets the award percentage tied to salary for the President and Chief Executive Officer and recommends an award percentage for each of the other members of the executive leadership team that they will receive if the performance goals are met. The Committee’s goal in setting target award levels is to create a compensation program such that the potential incentive awards, when combined with each officer’s base salary, will provide a fully competitive total cash compensation opportunity, with the portion of compensation “at risk” (i.e., the target award level) being reflective of the level of that officer’s accountability for contributing to bottom line financial results, and the degree of influence that officer has over results. In setting these percentages, the Committee considers these factors as well as data from the market assessment provided by its consultant. In 2010, the target award opportunities were set at 100% of base salary for the President and Chief Executive Officer, 70% of base salary for the Chief Financial Officer, and between 30% and 60% of base salary for each of the other named executive officers and members of the executive leadership team. These target award opportunities were unchanged from 2009.

For fiscal year 2010, the Committee met with management and reviewed the Company’s operating plan for 2010 to establish the target financial goal of the Company on which the annual performance-based cash incentive compensation awards would be based. The Committee determined that threshold goal to be $91,777,000 of consolidated earnings before taxes. Because the Company did not achieve the threshold performance levels, no executive officer received a payout under this plan for 2010 performance.

Discretionary Bonuses

After reviewing, discussing, and considering the overall performance of the Company in 2010, the Committee believed that the lack of payment of any performance-based cash incentives did not seem to adequately align pay with performance. In reaching this conclusion, the CEO presented and the Committee discussed the following factors:

•	The 2010 goal-setting process was uniquely challenged by the pending acquisition of ICT Group

•	The Company successfully closed and integrated the ICT Group acquisition, achieving more than 150% of the targeted synergies related to the acquisition

•	The Company successfully migrated key portions of its business to new country locations

•	Significant and unusual currency movements reduced EBIT to a level below the Company’s operating plan, but adjusted operating income increased year over year

•	Absent the unfavorable currency movements, many of which related to currencies for which there is no established foreign exchange market for hedging, the Company would have achieved the threshold level of EBIT and therefore cash incentives would have been earned at 50% of target

Based on the above factors, the CEO proposed a discretionary bonus to recognize and reward the significant accomplishments during the year and to partially overcome the severe effect that currency fluctuations had on cash incentive awards (from a payout of 50% of target to a zero payout). The recommended discretionary bonus payout was set at a maximum of 40% of target for each participant under the cash incentive plan (i.e. below the threshold payout level of the cash incentive plan).

The Compensation Committee reviewed and discussed this issue, including discussions with its independent consultant and the Finance Committee of the Board. The Compensation Committee also considered the fact that such bonuses would result in a reduction in total cash compensation year over year for each participant and position executive compensation below the 50th percentile market pay level. Based on these factors and considerations, the Compensation Committee recommended and the Board approved the discretionary bonuses for 2010 performance paid to a total of 716 employees, which included the following discretionary bonus amounts for the named executive officers (as reported in the Bonus column of the Summary Compensation Table):

2010 Discretionary
Named Executive Officer	Performance Bonus

Charles E. Sykes	$220,000
W. Michael Kipphut	$112,001
James C. Hobby	$80,521
Lawrence R. Zingale	$77,281
James T. Holder	$43,201

The Compensation Committee believes this action to be responsible and appropriate given the unique facts and circumstances involved in assessing 2010 performance. Nonetheless, the Compensation Committee also believes that discretionary bonuses should be, and have been, a rare occurrence.

Additionally, in March, 2010, the Compensation Committee recommended to the Board, and the Board approved, a special recognition cash bonus to various individuals for extraordinary efforts in connection with the successful acquisition of ICT Group, Inc. The amount of each bonus was determined by a review of each individual’s specific contribution, including objective criteria such as additional hours worked and subjective criteria such as specialized expertise. Included in the group of 33 employees receiving a special recognition bonus were W. Michael Kipphut, who received $187,500, and James T. Holder, who received $106,250.

The Compensation committee confirmed that the non-performance related discretionary bonuses paid to named executive officers did not exceed the limits on deductibility prescribed by section 162(m) of the Code and were therefore fully deductible by the Company.

Performance-Based, Long-Term, Equity Incentive Compensation

The long-term, performance-based equity incentive compensation component of total direct compensation for our executives is designed to encourage them to focus on long-term Company performance and provides an opportunity for executive officers and certain designated key employees to increase their stake in the Company. The Committee utilizes a combination of performance-vested restricted stock (or restricted stock units for executives and key employees in foreign countries who would incur unfavorable tax consequences due to local tax laws if they were to receive restricted stock) and time vested stock appreciation rights (“SARs”). The Committee believes both of these components of performance-based long-term equity incentive compensation directly align the interests of the Company’s executives with the interests of its shareholders by requiring achievement of both long-term operating results that are the drivers of long-term value creation and actual increases in the Company’s stock price

The Committee’s goal in setting target long-term equity incentive award levels is to create a complete compensation program, such that the potential annual cash and long-term equity incentive awards, when combined with each officer’s base salary, will provide a fully competitive total compensation opportunity, with there being a significant portion of potential compensation “at risk.” In setting award percentages (which are tied to salary), the Committee considers the level of each officer’s accountability for contributing to bottom line financial results, and the degree of influence that officer has over results, as well as data from the market assessment provided by its consultant.

In setting financial targets, the Committee recognizes the benefit of rewarding achievement of revenue and income goals independently. Due to the effort and skill necessary to translate top line revenue into the desired level of bottom line net income, the Committee determined that one-third of the performance-based long-term equity incentive compensation would be based upon attainment of revenue goals and two-thirds would be based upon the attainment of income goals, all as recommended by the Committee to the Board each year. The Committee believes that incentives tied to revenue, income and stock performance provide a balanced program most closely aligning management and shareholder interests.

Utilizing this framework, the Committee meets with management each year to review the proposed operating plan for the upcoming year, and in conjunction with the Board approval of an operating plan, together with growth goals for the succeeding two years, sets the financial targets for the next three-year performance cycle. The Committee first utilized this method for determining long-term incentive compensation on a three-year performance cycle for the performance cycle beginning January 1, 2005 and has continued utilizing this method through 2010. Under the established framework, the SARs vest in increments of 1/3 for each year of the performance cycle. The performance based restricted stock awards vest at the 80% level if the threshold target is achieved and increases proportionately to 100% at the actual target level. The awards vest proportionately between 100% and 150% in the event the actual results are between the target and the maximum target level award. Below is a discussion of the performance-based, long-term, equity incentive compensation performance cycles affecting this disclosure.

2006 through 2008 Performance Cycle.  For the 3-year cycle ending in 2008 (2006-2008), the Committee made awards of performance-vesting restricted stock (or restricted stock units as the case may be) and time-vesting SARs. The target award percentages for performance based restricted stock were set at 133% of base salary for the President and Chief Executive Officer, 80% of base salary for the Chief Financial Officer, and between 20% and 67% of base salary for each of the other named executive officers, members of the executive leadership team and other key employees. The target award percentages for SARs were set at 67% of base salary for the President and Chief Executive Officer, 40% of base salary for the Chief Financial Officer, and between 20% and 33% of base salary for each of the other named executive officers and members of the executive leadership team. The target goal for two-thirds of the performance-based restricted share awards was established by the Committee to be that income from operations of the Company, as reported in its audited Consolidated Statement of Operations, increased during fiscal years 2006, 2007 and 2008 (measured as of December 31, 2008) at least in an amount equal to 10% compounded annual growth over the amount reported for the 2005 fiscal year. The target goal for one-third of the performance-based restricted share awards was that gross revenue from operations of the Company, as reported in its audited Consolidated Statements of Operations, increased during fiscal years 2006, 2007 and 2008 (measured as of December 31, 2008) at least in an amount equal to 4% compounded annual growth over the amount reported for the 2005 fiscal year. The SAR awards vested in equal one-third amounts on each of March 29, 2007, March 29, 2008 and March 29, 2009. The financial targets were achieved at the 150% level and the stock was delivered to the award recipients on March 30, 2009.

2007 through 2009 Performance Cycle.  For the 3-year cycle ending in 2009 (2007-2009), the Committee made awards of performance-vesting restricted stock (or restricted stock units as the case may be) and time-vesting SARs. The target award percentages for performance based restricted stock were set at 133% of base salary for the President and Chief Executive Officer, 80% of base salary for the Chief Financial Officer, and between 20% and 67% of base salary for each of the other named executive officers, members of the executive leadership team and other key employees. The target award percentages for SARs were set at 67% of base salary for the President and Chief Executive Officer, 40% of base salary for the Chief Financial Officer, and between 20% and 33% of base salary for each of the other named executive officers and members of the executive leadership team. The target goal for two thirds of the performance-based restricted share awards was established by the Committee to be that income from operations of the Company, as reported in its audited Consolidated Statement of Operations, during fiscal years 2007, 2008 and 2009 (measured from January 1, 2007 through December 31, 2009) equals at least $110,210,000. The target goal for one third of the performance-based restricted share awards is that gross revenue from operations of the Company, as reported in its audited Consolidated Statements of Operations during fiscal years 2007, 2008 and 2009 (measured from January 1, 2007 through December 31, 2009) equals at least $1,992,000,000. Based on actual results, 150% of the performance-based restricted stock awards were earned,

2008 through 2010 Performance Cycle.  For the 3-year cycle ending in 2010 (2008-2010), the Committee made awards of performance-vesting restricted stock (or restricted stock units as the case may be) and time-vesting SARs. The target award percentages for performance based restricted stock were set at 133% of base salary for the President and Chief Executive Officer, 80% of base salary for the Chief Financial Officer, and between 20% and 67% of base salary for each of the other named executive officers, members of the executive leadership team and other key employees. The target award percentages for SARs were set at 67% of base salary for the President and Chief Executive Officer, 40% of base salary for the Chief Financial Officer, and between 20% and 33% of base salary for each of the other named executive officers and members of the executive leadership team. The target goal for two thirds of the performance-based restricted share awards was established by the Committee to be that income from operations of the Company, as reported in its audited Consolidated Statement of Operations, during fiscal years 2008, 2009 and 2010 (measured from January 1, 2008 through December 31, 2010) equals at least $183,720,000. In December, 2009 the Committee recommended, and the Board approved, that this target be adjusted downward by the sum of: (a) depreciation related to assets acquired in the 2010 acquisition of ICT Group, Inc. (the ICT Transaction) that were revalued for accounting purposes and will be depreciated in the future, and amortization of intangibles related to the ICT Transaction; (b) costs to obtain synergies from the ICT Transaction; (c) ICT Transaction costs; and (d) restructuring and impairment charges incurred in 2010 related to the ICT Transaction. The target goal for one third of the performance-based restricted share awards is that gross revenue from operations of the Company, as reported in its audited Consolidated Statements of Operations during fiscal years 2008, 2009 and 2010 (measured from January 1, 2008 through December 31, 2010) equals at least $2,388,953,000. Based on actual results, 150% of the performance-based restricted stock awards were earned.

2009 through 2011 Performance Cycle.  For the 3-year cycle ending in 2011 (2009-2011), the Committee made awards of performance-vesting restricted stock (or restricted stock units as the case may be) and time-vesting SARs. The target award percentages for performance based restricted stock were set at 183% of base salary for the President and Chief Executive Officer, 93% of base salary for the Chief Financial Officer, and between 20% and 93% of base salary for each of the other named executive officers, members of the executive leadership team and other key employees. The target award percentages for SARs were set at 92% of base salary for the President and

Chief Executive Officer, 47% of base salary for the Chief Financial Officer, and between 23% and 47% of base salary for each of the other named executive officers and members of the executive leadership team. The target goal for two thirds of the performance-based restricted share awards was established by the Committee to be that income from operations of the Company, as reported in its audited Consolidated Statement of Operations, during fiscal years 2009, 2010 and 2011 (measured from January 1, 2009 through December 31, 2011) equals at least $230,351,000. In December, 2009 the Committee recommended, and the Board approved, that this target be adjusted downward by the sum of: (a) depreciation related to assets acquired in the 2010 acquisition of ICT Group, Inc. (the ICT Transaction) that were revalued for accounting purposes and will be depreciated in the future, and amortization of intangibles related to the ICT Transaction; (b) costs to obtain synergies from the ICT Transaction; (c) ICT Transaction costs; and (d) restructuring and impairment charges incurred in 2010 related to the ICT Transaction. The target goal for one third of the performance-based restricted share awards is that gross revenue from operations of the Company, as reported in its audited Consolidated Statements of Operations during fiscal years 2009, 2010 and 2011 (measured from January 1, 2009 through December 31, 2011) equals at least $2,821,514,000.

2010 through 2012 Performance Cycle.  For the 3-year cycle ending in 2012 (2010-2012), the Committee made awards of performance-vesting restricted stock (or restricted stock units as the case may be) and time-vesting SARs. The target award percentages for performance based restricted stock were set at 183% of base salary for the President and Chief Executive Officer, 93% of base salary for the Chief Financial Officer, and between 20% and 93% of base salary for each of the other named executive officers, members of the executive leadership team and other key employees. The target award percentages for SARs were set at 92% of base salary for the President and Chief Executive Officer, 47% of base salary for the Chief Financial Officer, and between 23% and 47% of base salary for each of the other named executive officers and members of the executive leadership team. The target goal for two thirds of the performance-based restricted share awards was established by the Committee to be that income from operations of the Company, as reported in its audited Consolidated Statement of Operations, during fiscal years 2010, 2011 and 2012 (measured from January 1, 2010 through December 31, 2012) equals at least $326,468,000. In December, 2009 the Committee recommended, and the Board approved, that this target be adjusted downward by the sum of: (a) depreciation related to assets acquired in the 2010 acquisition of ICT Group, Inc. (the ICT Transaction) that were revalued for accounting purposes and will be depreciated in the future, and amortization of intangibles related to the ICT Transaction; (b) costs to obtain synergies from the ICT Transaction; (c) ICT Transaction costs; and (d) restructuring and impairment charges incurred in 2010 related to the ICT Transaction. The target goal for one third of the performance-based restricted share awards is that gross revenue from operations of the Company, as reported in its audited Consolidated Statements of Operations during fiscal years 2010, 2011 and 2012 (measured from January 1, 2010 through December 31, 2012) equals at least $4,038,850,000.

The amount each named executive officer received as performance-based long-term equity incentive compensation for each of the three-year measurement periods beginning in 2008, 2009 and 2010 has been reported in the summary compensation table in the Stock Awards column.

Executive Deferred Compensation

Participation in the Executive Deferred Compensation Plan (the “DC Plan”) is limited to employees at the Director level and above within the Company’s organizational structure (in ascending order, Directors, Senior Directors, Executive Directors, Vice Presidents, Senior Vice Presidents, Executive Vice Presidents and the President). Participants in the DC Plan may elect to defer any amount of base compensation and bonus. The Company matches a portion of amounts deferred by participants at the level of Vice President and above on a quarterly basis as follows: 50% match on salary deferred, up to a total match of $12,000.00 per year for Senior Vice Presidents and above and $7,500.00 per year for Vice Presidents. No match is made on deferrals by other participants. The matching contributions made to the DC Plan by the Company are made in the form of Company common stock.

Compensation deferred by a participant while participating in the DC Plan is deferred until such participant’s retirement, termination, disability or death, or a change in control of the Company, as defined in the DC Plan, and in such event is paid out to the participant or his beneficiary. Under current tax law, a participant does not recognize income with respect to deferred compensation until it is paid to him or her. Upon payment, the participant will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares of stock received, and the Company will be entitled to a deduction equal to the income recognized by the participant.

Distributions of a participant’s deferred compensation and Company stock contributed as matching contributions is made as soon as administratively feasible six months after retirement or termination of employment, unless the participant dies or becomes disabled while still an employee, in which case both distributions are made on the first day of the second month following the death or disability.

In the event the participant terminates employment (for reasons other than death, disability or retirement) without participating in the DC Plan for three years, the matching contributions and earnings attributable thereto are forfeited. In the event that a participant terminates employment after three years but less than five years of participation in the DC Plan, the participant forfeits 67% of the matching contribution and earnings. In the event a participant terminates employment after five years but less than seven years of participation in the DC Plan, the participant forfeits 33% of the matching contribution and earnings. In the event a participant terminates employment after seven years of participation in the DC Plan, the participant is entitled to retain all of the matching contribution and earnings.

In the event of a distribution of benefits as a result of a change in control, the Company will increase the benefits for the Senior Vice Presidents and the President by an amount sufficient to offset the income tax obligations created by the distribution of benefits.

Participants forfeit undistributed matching contributions if the participant is terminated for “cause” as defined in the DC Plan or the participant enters into a business or employment which the Company’s Chief Executive Officer determines to be in violation of any non-compete agreement between the participant and the Company.

Other Elements of the Compensation Program

Stock Ownership Guidelines

The Board has adopted stock ownership guidelines for the named executive officers and other members of the senior management team, which vary by position from 150% to 400% of base salary. These guidelines, which allow the executives five (5) years beginning January 1, 2008 to acquire this amount of stock, were adopted in 2006. The Committee will review share ownership of the Company’s executives on an annual basis to ensure that the executive officers are aware of where each stands in relation to the established guidelines. For purposes of the guidelines, stock ownership includes fully vested stock options, directly held common stock, time-vested restricted stock, performance shares and indirectly held shares that are considered beneficially owned under applicable SEC rules. We believe that these guidelines are appropriate to encourage our executive officers to hold a sufficient amount of our equity to create a mutuality of interest between our executive officers and our shareholders. The Committee reviews the status of officer stock ownership on an annual basis to monitor compliance. There are no additional stock holding periods for shares acquired upon exercise of SARs or upon the vesting of performance-based restricted stock. As of the date hereof, all named executive officers are in compliance with the stock ownership guidelines.

Clawback Policy

The Board has not yet adopted a specific clawback policy beyond the requirements already created by various provisions of Sarbanes-Oxley. However, the Board intends to adopt a fully compliant clawback policy as soon as practical following the issuance of final rules and regulations by the SEC in enacting the requirements of the Dodd-Frank Act.

Change-in-Control Provisions

We have change of control provisions in the employment agreements with our President and Chief Executive Officer, and our Chief Financial Officer, as well as in all of the equity incentive agreements with all of our executives and key employees. The change of control provisions in the two employment agreements are “double-trigger” arrangements, meaning that payments are only made if there is a change in control of the Company and the officer’s employment is terminated without cause, or the officer terminates employment for good reason, as such terms are defined in their respective employment agreements. All of our employment agreements with the named executive officers, and the other executive officers, contain severance agreements ranging from one to three years in the event of termination by the Company other than for cause, but do not contain change of control provisions. These agreements are discussed in greater detail on page 40 under “Potential Payments Upon Termination or Change of Control.” The differences between the change of control provisions contained in the expired 2001 Equity Incentive Plan and those contained in the 2011 Equity Incentive Plan are discussed on page 54 in Proposal 4: Approval of the Sykes Enterprises, Incorporated 2011 Equity Incentive Plan under “Change-in-Control Provisions.” We believe that providing these agreements helps increase our ability to attract, retain and motivate highly qualified management personnel and encourage their continued dedication without distraction from concerns over job security relating, among other things, to a change in control of the Company.

Perquisites and Other Personal Benefits

The Company provides named executive officers with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. For our named executive officers, the amount of compensation shown under the Other Compensation column of the Summary Compensation Table represents less than 2% of their total compensation for the year. These amounts represent mainly Company matches to the DC Plan, excess group term life insurance premiums and additional compensation paid to the named executive officers related to the cost of executive physicals and other health and welfare benefits. The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.

The named executive officers are permitted to fly in business class when traveling overseas on business and are permitted to attend sporting events utilizing Company paid tickets that are not otherwise utilized in connection with business development.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 per year that is paid to certain individuals. The Company believes that compensation paid under the management incentive plans is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Nonqualified Deferred Compensation

On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. Final regulations have now become effective and the Company has amended its agreements containing deferred compensation components to comply with those regulations. A more detailed discussion of the Company’s nonqualified deferred compensation arrangements is provided on page 28 under the heading “Executive Deferred Compensation.”

Accounting for Equity Based Compensation

Beginning on January 1, 2006, the Company began accounting for stock-based payments, including those under its long-term incentive programs, in accordance with the requirements of FASB ASC Topic 718 (formerly FAS Statement 123(R)).

COMPENSATION AND HUMAN RESOURCE DEVELOPMENT COMMITTEE REPORT

The Compensation and Human Resource Development Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation and Human Resource Development Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION AND HUMAN RESOURCE DEVELOPMENT COMMITTEE

Mark C. Bozek, Chairman
James K. Murray, Jr.
James S. MacLeod

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to, or earned by each of the named executive officers for the fiscal years ending December 31, 2010, December 31, 2009 and December 31, 2008. The Company has entered into employment agreements with each of the named executive officers which are summarized under the section entitled “Employment Agreements” below. When setting the total compensation for each of the named executive officers, the Committee considers all of the executive’s current compensation, including equity and non-equity based compensation.

The named executive officers were not entitled to receive payments which would be characterized as “Bonus” payments for the fiscal years ended December 31, 2009 or December 31, 2008. Amounts listed under column (g), “Non-Equity Incentive Plan Compensation” were paid in accordance with parameters determined by the Committee at its December 2, 2008 and December 5, 2007 meetings, respectively, and were paid in March 2010 and March, 2009, respectively.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
							Change in
							Pension Value
							and
						Non-Equity	Nonqualified
				Stock	Option	Incentive Plan	Deferred	All Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation	Compensation
		($)	($)	($)	($)	($)	Earnings	($)
Name and Principal Position	Year	(1)	(2)	(3)	(3)	(4)	($)	(5)	Total ($)

Charles E. Sykes	2010	549,994	220,000	1,008,811	504,180	0	0	37,530	2,320,515
President and Chief Executive	2009	571,147	0	1,008,837	504,167	582,570	0	29,303	2,696,024
Officer	2008	500,000	0	666,998	333,333	465,000	0	25,401	1,990,732
W. Michael Kipphut	2010	400,005	299,501	373,507	186,680	0	0	40,561	1,300,254
Senior Vice President & Chief	2009	415,390	0	373,519	186,665	296,588	0	30,540	1,302,702
Financial Officer	2008	374,558	0	294,944	147,400	290,282	0	32,949	1,140,133
James C. Hobby	2010	335,504	80,521	313,282	156,581	0	0	37,022	922,910
Senior Vice President —	2009	348,408	0	313,288	156,569	213,226	0	28,245	1,059,736
Global	2008	310,866	0	203,432	101,667	202,374	0	23,063	841,402
Operations
Lawrence R. Zingale	2010	322,005	77,281	300,673	150,281	0	0	33,602	883,842
Senior Vice President —	2009	334,390	0	300,686	150,270	204,646	0	23,999	1,013,991
Global	2008	316,769	0	203,432	101,667	206,217	0	15,677	843,762
Sales and Client Management
James T. Holder	2010	270,005	149,451	126,063	62,996	0	0	27,958	636,473
Senior Vice President —	2009	280,390	0	126,075	63,003	114,399	0	21,497	605,364
General Counsel and	2008	249,565	0	98,267	49,118	123,784	0	19,573	540,307
Corporate Secretary

(1)	The amounts shown in column (c) include amounts resulting from a 27th pay period that fell into 2009.

(2)	The amounts shown in column (d) include discretionary bonuses earned in 2010.

(3)	The amounts shown in column (e) and (f) represent awards pursuant to long term incentive bonus programs (restricted stock and stock appreciation rights respectively) established by the Compensation and Human Resource Development Committee. The amounts are valued based on the aggregate grant date fair value of the awards in accordance with FASB ASC Topic 718, “Compensation — Stock Compensation” (formerly FAS 123(R)). Amounts for 2008 have been recalculated using the same methodology in accordance with SEC rules. See Notes 1 and 25 to the Consolidated Financial Statements included in the Company’s Annual

Report on Form 10-K for the year ended December 31, 2010 filed on March 8, 2011 for a discussion of the relevant assumptions used in calculating the grant date fair value in accordance with FASB ASC Topic 718.

(4)	The amounts in column (g) reflect the cash awards to the named individuals pursuant to annual performance based incentive programs established by the Committee and discussed in more detail on page 24 under the heading “Performance Based Annual Cash Incentive Compensation.”

(5)	The amounts shown in column (i) reflect for each named executive officer:

•	matching contributions allocated by the Company to each of the named executive officers pursuant to the Executive Deferred Compensation Plan described in more detail on page 28 under the heading “Executive Deferred Compensation;”

•	reimbursement for premiums attributable to increased coverage for vision, dental and group medical insurance benefits;

•	the cost of premiums for term life and disability insurance benefits; and

•	the Company’s matching contribution to the Sykes Enterprises, Incorporated Employees’ Savings Plan and Trust.

The amount in column (i) for Mr. Kipphut also includes a country club membership paid by the Company.

GRANTS OF PLAN-BASED AWARDS

The following table provides information about equity and non-equity awards granted to the named executives in 2010, including (i) the grant date, (ii) the estimated future payouts under the non-equity incentive plan awards, (iii) the estimated future payouts under equity incentive plan awards, which consist of shares of restricted stock, (iv) all other stock awards which consist of shares of the Company’s stock contributed as matching contributions under the Executive Deferred Compensation Plan, (v) all other option awards, which consist of Stock Appreciation Rights and the base price of those Stock Appreciation Rights, and (vi) the fair value of the equity awards on the date of grant.

								(i)	(j)
								All Other	All Other		(l)
								Stock	Option	(k)	Grant
		Estimated Future Payouts			Estimated Future Payouts			Awards:	Awards:	Exercise	Date Fair
		Under Non-Equity Incentive			Under Equity Incentive Plan			Number of	Number of	or Base	Value of
		Plan Awards(1)			Awards(2)			Shares of	Securities	Price	Stock and
	(b)	(c)	(d)	(e)	(f)	(g)	(h)	Stock or	Underlying	of Option	Option
(a)	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)	(#)(4)	($/sh)	($)

Charles E. Sykes	3/05	—	—	—	33,758	42,245	63,336	—	—	23.88	1,008,811
	3/05	—	—	—	—	—	—	—	49,381	23.88	504,180
	3/05	275,000	550,000	825,000	—	—	—	—	—	—	—
	3/31	—	—	—	—	—	—	525	—	22.84	11,991
W. Michael Kipphut	3/05	—	—	—	12,499	15,641	23,450	—	—	23.88	373,507
	3/05	—	—	—	—	—	—	—	18,284	23.88	186,680
	3/05	140,000	280,000	420,000	—	—	—	—	—	—	—
	3/31	—	—	—	—	—	—	341	—	22.84	7,788
	6/30	—	—	—	—	—	—	168	—	14.23	2,391
	9/30	—	—	—	—	—	—	132	—	13.58	1,793
James C. Hobby	3/05	—	—	—	10,484	13,119	19,669	—	—	23.88	313,282
	3/05	—	—	—	—	—	—	—	15,336	23.88	156,581
	3/05	100,650	201,300	301,950	—	—	—	—	—	—	—
	3/31	—	—	—	—	—	—	525	—	22.84	11,991
Lawrence R. Zingale	3/05	—	—	—	10,061	12,591	18,877	—	—	23.88	300,673
	3/05	—	—	—	—	—	—	—	14,719	23.88	150,281
	3/05	96,600	193,200	289,800	—	—	—	—	—	—	—
	3/31	—	—	—	—	—	—	141	—	22.84	3,220
	6/30	—	—	—	—	—	—	194	—	14.23	2,761
	9/30	—	—	—	—	—	—	237	—	13.58	3,218
	12/31	—	—	—	—	—	—	136	—	20.26	2,755
James T. Holder	3/05	—	—	—	4,219	5,279	7,915	—	—	23.88	126,063
	3/05	—	—	—	—	—	—	—	6,170	23.88	62,996
	3/05	54,000	108,000	162,000	—	—	—	—	—	—	—
	3/31	—	—	—	—	—	—	525	—	22.84	11,991

(1)	These amounts are based on the individual’s current salary and position.

(2)	Where amounts are shown in columns (f) and (h), then the amounts shown in column (f) reflect the Long-Term Incentive Stock Grant minimum which is 80% of the target amount shown in column (g), and the amount shown in column (h) is 150% of such target amount. The target amount shown is an absolute target. These amounts are based on the individual’s current salary and position. The grant date fair value of the long-term incentive plan awards are based upon the target amounts shown in column (g).

(3)	The amounts shown in column (i) reflect the number of shares of stock granted to each named executive officer as matching contributions pursuant to the Executive Deferred Compensation Plan.

(4)	The amounts shown in column (j) reflect the number of Stock Appreciation Rights granted to each named executive officer as part of the Long-Term Incentive awards as described in more detail on page 25 under the heading “Performance-Based, Long-Term, Equity Incentive Compensation.” The actual number of shares underlying the Stock Appreciation Rights cannot be determined until such time as the Stock Appreciation Rights vest and are exercised and the spread between the fair value on the date of exercise and the base price is known. The fair value of the Stock Appreciation Rights included in column (l) is the amount determined pursuant to FASB ASC Topic 718 (formerly FAS Statement 123(R)).

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of stock option and stock awards by the named executives as of December 31, 2010. The table includes both exercisable and unexercisable options together with the exercise price and the expiration date; unvested Stock Appreciation Rights; the number of shares and market value of unvested matching contributions to the Executive Deferred Compensation Plan; and the number of shares of long term incentive (“LTI”) restricted stock together with the market value of those shares.

	Option Awards					Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
									Equity
								Equity	Incentive
			Equity					Incentive	Plan
			Incentive					Plan	Awards:
			Plan					Awards:	Market or
			Awards:				Market	Number of	Payout Value
			Number of			Number	Value of	Unearned	of Unearned
	Number of	Number of	Securities			of Shares	Shares or	Shares, Units	Shares, Units
	Securities	Securities	Underlying			or Units	Units of	or Other	or Other
	Underlying	Underlying	Unexercised	Option		of Stock	Stock That	Rights That	Rights That
	Unexercised	Unexercised	Unearned	Exercise	Option	That Have	Have Not	Have Not	Have Not
	Options (#)	Options (#)	Options	Price	Expiration	Not Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)

Charles E. Sykes
2008-2010 LTI RS(3)	—	—	—	—	—	—	—	55,960	1,133,750
2008-2010 SARs(4)	—	15,432	—	17.87	01/02/18	—	—	—	—
2009-2011 LTI RS(5)	—	—	—	—	—	—	—	58,038	1,175,850
2009-2011 SARs(6)	22,649	45,298	—	19.69	01/05/19	—	—	—	—
2010-2012 LTI RS(7)	—	—	—	—	—	—	—	33,758	683,937
2010-2012 SARs(8)	—	49,381	—	23.88	03/05/20	—	—	—	—
W. Michael Kipphut
2006-2008 SARs(1)	20,731	—	—	14.56	03/29/16	—	—	—	—
2007-2009 SARs(2)	19,093	—	—	17.64	01/02/17	—	—	—	—
2008-2010 LTI RS(3)	—	—	—	—	—	—	—	24,745	501,334
2008-2010 SARs(4)	13,648	6,824	—	17.87	01/02/18	—	—	—	—
2009-2011 LTI RS(5)	—	—	—	—	—	—	—	21,488	435,347
2009-2011 SARs(6)	8,386	16,771	—	19.69	01/05/19	—	—	—	—
2010-2012 LTI RS(7)	—	—	—	—	—	—	—	12,498	253,209
2010-2012 SARs(8)	—	18,284	—	23.88	03/05/20	—	—	—	—
James C. Hobby
2007-2009 LTI SARs(2)	13,169	—	—	17.64	01/02/17	—	—	—	—
2008-2010 LTI RS(3)	—	—	—	—	—	—	—	17,068	345,798
2008-2010 SARs(4)	9,414	4,706	—	17.87	01/02/18	—	—	—	—
2009-2011 LTI RS(5)	—	—	—	—	—	—	—	18,023	365,146
2009-2011 SARs(6)	7,034	14,067	—	19.69	01/05/19	—	—	—	—
2010-2012 LTI RS(7)	—	—	—	—	—	—	—	10,483	212,386
2010-2012 SARs(8)	—	15,336	—	23.88	03/05/20	—	—	—	—
EDC Match(9)	—	—	—	—	—	1,534	31,071	—	—
Lawrence R. Zingale
2008-2010 LTI RS(3)	—	—	—	—	—	—	—	17,068	345,798
2008-2010 SARs(4)	—	4,706	—	17.87	01/02/18	—	—	—	—
2009-2011 LTI RS(5)	—	—	—	—	—	—	—	17,298	350,457
2009-2011 SARs(6)	—	13,501	—	19.69	01/05/19	—	—	—	—
2010-2012 LTI RS(7)	—	—	—	—	—	—	—	10,061	203,836
2010-2012 SARs(8)	—	14,719	—	23.88	03/05/20	—	—	—	—
EDC Match(9)	—	—	—	—	—	1,426	28,881	—	—
James T. Holder
2008-2010 LTI RS(3)	—	—	—	—	—	—	—	8,245	167,044
2008-2010 SARs(4)	—	2,274	—	17.87	01/02/18	—	—	—	—
2009-2011 LTI RS(5)	—	—	—	—	—	—	—	7,252	146,926
2009-2011 SARs(6)	—	5,660	—	19.69	01/05/19	—	—	—	—
2010-2012 LTI RS(7)	—	—	—	—	—	—	—	4,218	85,457
2010-2012 SARs(8)	—	6,170	—	23.88	03/05/20	—	—	—	—

(1)	The figures in this row represent Stock Appreciation Rights that were issued to the named executive officer in connection with the long-term incentive award for the 2006-2008 performance measurement period.

(2)	The figures in this row represent Stock Appreciation Rights that were issued to the named executive officer in connection with the long-term incentive award for the 2007-2009 performance measurement period.

(3)	The figures in this row represent restricted shares that were issued to the named executive officer in connection with the long-term incentive award for the 2008-2010 performance measurement period.

(4)	The figures in this row represent Stock Appreciation Rights that were issued to the named executive officer in connection with the long-term incentive award for the 2008-2010 performance measurement period.

(5)	The figures in this row represent restricted shares that were issued to the named executive officer in connection with the long-term incentive award for the 2009-2011 performance measurement period.

(6)	The figures in this row represent Stock Appreciation Rights that were issued to the named executive officer in connection with the long-term incentive award for the 2009-2011 performance measurement period.

(7)	The figures in this row represent restricted shares that were issued to the named executive officer in connection with the long-term incentive award for the 2010-2012 performance measurement period.

(8)	The figures in this row represent Stock Appreciation Rights that were issued to the named executive officer in connection with the long-term incentive award for the 2010-2012 performance measurement period.

(9)	The figures in this row represent restricted shares granted to the named executive officer as matching contributions by the Company under the Executive Deferred Compensation Plan.

OPTION EXERCISES AND STOCK VESTED

The following table provides information for the named executive officers on (1) stock option exercises during 2010, including the number of shares acquired upon exercise and the value realized; and (2) the number of shares acquired upon vesting of matching contributions under the Executive Deferred Compensation Plan, and the value realized upon the vesting of such shares.

	Options Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired On Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Charles E. Sykes
EDC Matching Contr.(1)	—	—	525	11,991
2007 LTI RS	—	—	56,689	1,343,529
2007 SARs(2)	10,572	246,962	—	—
2008 SARs(3)	7,253	169,430	—	—
W. Michael Kipphut
EDC Matching Contr.(1)	—	—	641	11,972
2007 LTI RS(2)	—	—	25,068	594,112
James C. Hobby
EDC Matching Contr.(1)	—	—	352	8,034
2007 LTI RS(2)	—	—	17,290	409,773

	Options Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired On Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Lawrence R. Zingale
EDC Matching Contr.(1)	—	—	234	3,945
2007 LTI RS(2)	—	—	17,290	409,773
2007 SARs(3)	1,133	26,943	—	—
2008 SARs(4)	1,169	27,799	—	—
2009 SARs(5)	1,161	27,609	—	—
James T. Holder
EDC Matching Contr.(1)	—	—	525	11,991
2007 LTI RS(2)	—	—	7,993	189,434
2007 SARs(3)	496	11,587	—	—
2008 SARs(4)	534	12,474	—	—
2009 SARs(5)	444	10,372	—	—

(1)	Reflects the Company’s matching contributions in the form of shares of its common stock held for the account of the named executive officer in the Executive Deferred Compensation Plan which vested during fiscal year ended December 31, 2010.

(2)	Reflects the number of restricted shares vested (column (d)) and value at the time of vesting (column (e)) from the grant of a long term incentive award to the named executive officer relating to the 2007 — 2009 performance period

(3)	Reflects the number of stock appreciation rights granted in 2007 which were exercised by the named executive officer during 2010 (column (b)) and the value of the stock appreciation rights exercised (column (c)).

(4)	Reflects the number of stock appreciation rights granted in 2008 which were exercised by the named executive officer during 2010 (column (b)) and the value of the stock appreciation rights exercised (column (c)).

(5)	Reflects the number of stock appreciation rights granted in 2009 which were exercised by the named executive officer during 2010 (column (b)) and the value of the stock appreciation rights exercised (column (c)).

PENSION BENEFITS

The Company does not maintain any pension plans for the benefit of its executive officers.

NONQUALIFIED DEFERRED COMPENSATION

Pursuant to the Company’s Executive Deferred Compensation Plan ( the “Plan”), certain executives, including the named executive officers, may defer all or any portion of their base salary, and all or any portion of their performance based non-equity incentive compensation. Deferral elections are made on or before December 31st of each year for amounts to be deferred from income earned with respect to the following year. The table below shows the investment options available under the Deferred Compensation Plan and their annual rate of return for the calendar year ended December 31, 2010, as reported by the Compensation Committee of the Plan.

	Rate		Rate
Name of Fund	of Return	Name of Fund	of Return

Invesco Mid Cap Core Equity Fund A	12.52	Wells Fargo Adv. Money Market Fund A	7.75
Columbia Small Cap Index A	25.71	PIMCO Total Return A	8.36
Janus Balanced Fund Class S	7.51	Columbia Small Cap Value I A	25.72
Van Kampen Comstock R	15.32	American Century Inf-Adj Bond Inv.	5.49
Wells Fargo Adv. Index Fund A	14.49	Invesco Small Cap Growth Fund A	26.28
American Funds Growth Fund of America R3	11.95	Wells Fargo Adv. International Equity A	15.29
Goldman Sachs Mid Cap Value A	24.36

Distributions of the participants’ deferred compensation and any vested Company stock matching contributions are made as soon as administratively feasible six months after retirement or termination of employment, unless the participant dies or becomes disabled while still an employee, in which case both distributions are made as soon as administratively feasible.

In the event the participant terminates employment (for reasons other than death, disability or retirement) without participating in the plan for three years, the matching contributions and earnings attributable thereto are forfeited. In the event that a participant terminates employment after three years but less than five years of participation in the Plan, the participant forfeits 67% of the matching contribution and earnings. In the event a participant terminates employment after five years but less than seven years of participation in the Plan, the participant forfeits 33% of the matching contribution and earnings.

In the event of a distribution of benefits as a result of a change in control, the Company will increase the benefits for the Senior Vice Presidents, Executive Vice Presidents and the President by an amount sufficient to offset the income tax obligations created by the distribution of benefits.

Participants forfeit undistributed matching contributions if the participant is terminated for “cause” as defined in the Plan or the participant enters into a business or employment which the Company’s chief executive officer determines to be in violation of any non-compete agreement between the participant and the Company.

The following table shows information regarding contributions by the named executive officers, the Company’s matching contributions, aggregate earnings on contributions during fiscal year 2010, and the aggregate balance at year end. There were no distributions from the plan to named executive officers during fiscal year 2010.

(a)	(b)	(c)	(d)	(e)	(f)
	Executive	Company	Aggregate		Aggregate
	Contributions	Contribution	Earnings	Aggregate	Balance at
	in Last	in Last	in Last	Withdrawals/	Last Fiscal
	Fiscal Year(1)	Fiscal Year(2)	Fiscal Year	Distributions	Year End(3)
Name	($)	($)	($)	($)	($)

Charles E. Sykes	24,000	11,991	(9,272)	0	221,796
W. Michael Kipphut	30,800	11,972	(22,645)	0	414,877
James C. Hobby	113,445	11,991	45,367	0	646,980
Lawrence R. Zingale	24,000	11,955	654	0	128,924
James T. Holder	24,000	11,991	(3,403)	0	200,809

(1)	The amounts shown are included in the amounts of “salary” in column (c) of the Summary Compensation Table.

(2)	The amounts shown are included in the amounts of “Other Compensation” in column (i) of the Summary Compensation Table.

(3)	The amounts shown include 100% of the aggregate executive and Company contributions which have all been reported in the Summary Compensation Table.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes the equity compensation plans under which the equity securities of Sykes may be issued as of December 31, 2010:

	(a)	(b)	(c)
Number of Securities
	Number of		Remaining Available for
	Securities to be	Weighted Average	Future Issuance Under
	Issued Upon	Exercise Price of	Equity Compensation
	Exercise of	Outstanding	Plans (Excluding
	Options, Warrants	Options, Warrants	Securities Reflected in
	and Rights	and Rights	Column (a))

Equity compensation plans approved by shareholders(1)	70,275	8.54 (2)	6,065,744
Equity compensation plans not approved by shareholders	81,310 (3)	—	N/A (3)
Totals	151,585		6,065,744

(1)	Includes shares of common stock of Sykes authorized for awards under the 2001 Equity Incentive Plan. Also includes shares of common stock of Sykes reserved for issuance under the 2004 Non-Employee Director Fee Plan.

(2)	Represents the weighted average exercise price of stock options only.

(3)	Represents shares of common stock of Sykes issued as matching grants under the Executive Deferred Compensation Plan for executives described on page 28 above. There is no specific number of shares reserved for issuance under the Executive Deferred Compensation Plan.

Shares awarded under all of the above plans may be from Sykes’ authorized and unissued shares, treasury shares or shares acquired in the open market. For a summary of the terms of Sykes’ equity compensation plans, see Note 25 of our consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2010 and incorporated herein by reference.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The tables below reflect the amount of compensation to each of the named executive officers of the Company in the event of a termination of such executive’s employment. The amount of compensation payable to each named executive officer upon voluntary termination, involuntary not-for-cause termination, termination following a change of control and in the event of a disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2010, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a named executive officer’s employment terminates, he is entitled to receive amounts earned during his term of employment. Depending upon the date of a termination, such amounts may include:

•	non-equity incentive compensation earned during the fiscal year;

•	shares which have vested and for which the restrictions have lapsed under Long-Term Incentive compensation awards;

•	shares to be issued as a result of the vesting of SARs under Long-Term Incentive compensation awards;

•	amounts contributed to the Executive Deferred Compensation Plan; and

•	unused vacation pay.

Payments Made Upon Termination by the Company Without Cause, or by the Executive with Good Reason

In the event the employment of Mr. Sykes or Mr. Kipphut is terminated by the Company prior to the expiration of any renewal period for any reason other than death, disability, or cause (as defined in their respective employment agreements), or if such officer terminates his employment agreement prior to the expiration of the renewal period for good reason (as defined in their respective employment agreements, other than a termination by the officer in connection with a change of control (as defined in his employment agreement)), the officer will be entitled to the following payments:

•	Mr. Sykes will be entitled to receive an amount equal to two times his annual base salary.

•	Mr. Kipphut will be entitled to receive an amount equal to his annual base salary, plus an amount equal to the maximum annual performance bonus he could earn under the performance based bonus plan in which Mr. Kipphut is then participating.

In the event that such officer terminates his employment agreement in connection with a change of control, such officer will be entitled to receive the benefits listed under the heading “Payments Made Upon a Change of Control” below.

In the event of the termination by the Company of the employment of any named executive officer other than Mr. Sykes or Mr. Kipphut for any reason other than death, disability or cause, they will be entitled to receive an amount equal to their annual base salary.

Except as provided below, the foregoing amounts are to be paid biweekly in equal installments over 52 weeks, commencing immediately upon such officer’s separation from service. If such officer is determined to be a “specified employee” on the date of his “separation from service” (each as defined in Section 409(A) of the Internal Revenue Code and applicable regulations), to the extent that he is entitled to receive any benefit or payment upon such separation from service under the employment agreement that constitutes deferred compensation within the meaning of Section 409A of the Internal Revenue Code before the date that is six months after the date of his separation from service, such benefits or payments will not be provided or paid to him on the date otherwise required to be provided or paid. Instead, all such amounts shall be accumulated and paid in a single lump sum on the first business day after the date that is six months after the date of his separation from service (or, if earlier, within fifteen (15) days following his date of death). All remaining payments and benefits otherwise required to be paid or provided on or after the date that is six months after the date of his separation from service will be paid or provided or paid in accordance with the payment schedule described above.

Payments Made Upon Death or Disability

In the event of the death or disability of a named executive officer, in addition to the benefits listed under the heading “Payments Made Upon Termination” above, the named executive officer will receive benefits under the Company’s disability plan or payments under the Company’s life insurance plan, as appropriate. The Company pays for life insurance and accidental death and dismemberment coverage for its executive team in amounts equal to twice the executive’s base salary, up to a maximum of $500,000. The Company also pays for short term disability for its executives with a benefit of 70% of base salary, up to a maximum of $2,500 per week, and long term disability utilizing multiple plans. The base long term disability plan provides for a benefit to the executives of 70% of base salary, up to a maximum of $15,000 per month. The base long term disability plan is supplemented with two individual policy plans designed to provide the executives with long term disability insurance approximating 75% of covered compensation.

Payments Made Upon a Change of Control

The Company has entered into employment agreements with Mr. Sykes and Mr. Kipphut which contain change of control payment provisions. Pursuant to these provisions, if Mr. Sykes or Mr. Kipphut terminates their employment in connection with a change of control (as defined in their employment agreement), instead of the benefits listed under the heading “Payments Made Upon Termination,” they will receive the following benefits:

Mr. Sykes.  Mr. Sykes will be entitled to receive an amount equal to three times his then current base salary, plus an amount determined by multiplying the annual target bonus designated or otherwise indicated for Mr. Sykes in the year such change of control occurs by a factor of three. The target bonus amount is to be determined under the performance based bonus plan in which Mr. Sykes is then participating. In addition, all stock options, stock grants or other similar equity incentives and/or compensation programs will immediately accelerate and become fully vested and exercisable at the option of Mr. Sykes.

Mr. Kipphut.  Mr. Kipphut will be entitled to receive an amount equal to two times his then current base salary, plus an amount determined by multiplying the annual target bonus designated or otherwise indicated for Mr. Kipphut in the year such change of control occurs by a factor of two. The target bonus amount is to be determined under the performance based bonus plan in which Mr. Kipphut is then participating. In addition, all stock options, stock grants or other similar equity incentives and/or compensation programs will immediately accelerate and become fully vested and exercisable at the option of Mr. Kipphut.

Except as provided below, the foregoing amounts are to be paid biweekly in equal installments over 52 weeks, commencing immediately upon such officer’s separation from service. If such officer is determined to be a “specified employee” on the date of his “separation from service” (each as defined in Section 409(A) of the Internal Revenue Code and applicable regulations), to the extent that he is entitled to receive any benefit or payment upon such separation from service under the employment agreement that constitutes deferred compensation within the meaning of Section 409A of the Internal Revenue Code before the date that is six months after the date of his separation from service, such benefits or payments will not be provided or paid to him on the date otherwise required to be provided or paid. Instead, all such amounts shall be accumulated and paid in a single lump sum on the first business day after the date that is six months after the date of his separation from service (or, if earlier, within fifteen (15) days following his date of death). All remaining payments and benefits otherwise required to be paid or provided on or after the date that is six months after the date of his separation from service will be paid or provided or paid in accordance with the payment schedule described above.

The named executive officers of the Company, other than Mr. Sykes and Mr. Kipphut, do not have change of control provisions in their respective employment agreements, but under various equity incentive agreements, all stock options, stock grants or other similar equity incentives and/or compensation programs will immediately accelerate and become fully vested and exercisable at the option of the executive in the event of a change in control.

Charles E. Sykes

The following table shows the potential payments upon termination or a change of control of the Company for Charles E. Sykes, the Company’s President and Chief Executive Officer, as if such termination had occurred on December 31, 2010:

	Company Initiated		Executive Initiated
	Before	After
	Change in	Change in
	Control	Control
	Termination	Termination		Voluntary
	w/o Cause	w/o Cause		Termination
	or for Good	or for Good	Voluntary	for “Good	Change in
	Reason	Reason	Termination	Reason”	Control
Type of Benefit	($)	($)	($)	($)	($)

Severance Pay	1,100,000	1,650,000	0	1,100,000	1,650,000
Bonus Payment	0	1,650,000	0	0	1,650,000
Stock Grants Vesting Acceleration	0	3,973,229	0	0	3,973,229
Stock Option Vesting Acceleration	0	62,702	0	0	62,702
Deferred Compensation Vesting Acceleration	0	0	0	0	0
Payment for Taxes Resulting from Deferred Compensation Distribution	0	79,762	0	0	79,762
Total	1,100,000	7,415,693	0	1,100,000	7,415,693

W.	Michael Kipphut

The following table shows the potential payments upon termination or a change of control of the Company for W. Michael Kipphut, the Company’s Executive Vice President and Chief Financial Officer, as if such termination had occurred on December 31, 2010:

	Company Initiated		Executive Initiated
	Before	After
	Change in	Change in
	Control	Control
	Termination	Termination		Voluntary
	w/o Cause	w/o Cause		Termination
	or for Good	or for Good	Voluntary	for “Good	Change in
	Reason	Reason	Termination	Reason”	Control
Type of Benefit	($)	($)	($)	($)	($)

Severance Pay	400,000	800,000	0	400,000	800,000
Bonus Payment	420,000	840,000	0	420,000	840,000
Stock Grants Vesting Acceleration	0	1,552,645	0	0	1,552,645
Stock Option Vesting Acceleration	0	25,869	0	0	25,869
Deferred Compensation Vesting Acceleration	0	0	0	0	0
Payment for Taxes Resulting from Deferred Compensation Distribution	0	149,198	0	0	149,198
Total	820,000	3,367,712	0	820,000	3,367,712

James C. Hobby

The following table shows the potential payments upon termination or a change of control of the Company for James C. Hobby, the Company’s Executive Vice President — Global Operations, as if such termination had occurred on December 31, 2010:

	Company Initiated		Executive Initiated
	Before	After
	Change in	Change in
	Control	Control
	Termination	Termination		Voluntary
	w/o Cause	w/o Cause		Termination
	or for Good	or for Good	Voluntary	for “Good	Change in
	Reason	Reason	Termination	Reason”	Control
Type of Benefit	($)	($)	($)	($)	($)

Severance Pay	335,500	335,500	0	0	0
Bonus Payment	0	0	0	0	0
Stock Grants Vesting Acceleration	0	1,227,595	0	0	1,227,595
Stock Option Vesting Acceleration	0	19,266	0	0	19,266
Deferred Compensation Vesting Acceleration	0	31,079	0	0	31,079
Payment for Taxes Resulting from Deferred Compensation Distribution	0	232,666	0	0	232,666
Total	335,500	1,846,106	0	0	1,510,606

Lawrence R. Zingale

The following table shows the potential payments upon termination or a change of control of the Company for Lawrence R. Zingale, the Company’s Executive Vice President — Global Sales and Client Management, as if such termination had occurred on December 31, 2010:

	Company Initiated		Executive Initiated
	Before	After
	Change in	Change in
	Control	Control
	Termination	Termination		Voluntary
	w/o Cause	w/o Cause		Termination
	or for Good	or for Good	Voluntary	for “Good	Change in
	Reason	Reason	Termination	Reason”	Control
Type of Benefit	($)	($)	($)	($)	($)

Severance Pay	322,000	322,000	0	0	0
Bonus Payment	0	0	0	0	0
Stock Grants Vesting Acceleration	0	1,192,098	0	0	1,192,098
Stock Option Vesting Acceleration	0	18,943	0	0	18,943
Deferred Compensation Vesting Acceleration	0	28,891	0	0	28,891
Payment for Taxes Resulting from Deferred Compensation Distribution	0	46,364	0	0	46,364
Total	322,000	1,608,296	0	0	1,286,296

James T. Holder

The following table shows the potential payments upon termination or a change of control of the Company for James T. Holder, the Company’s Executive Vice President, General Counsel and Corporate Secretary, as if such termination had occurred on December 31, 2010:

	Company Initiated		Executive Initiated
	Before	After
	Change in	Change in
	Control	Control
	Termination	Termination		Voluntary
	w/o Cause	w/o Cause		Termination
	or for Good	or for Good	Voluntary	for “Good	Change in
	Reason	Reason	Termination	Reason”	Control
Type of Benefit	($)	($)	($)	($)	($)

Severance Pay	270,000	270,000	0	0	0
Bonus Payment	0	0	0	0	0
Stock Grants Vesting Acceleration	0	521,878	0	0	521,878
Stock Option Vesting Acceleration	0	8,661	0	0	8,661
Deferred Compensation Vesting Acceleration	0	0	0	0	0
Payment for Taxes Resulting from Deferred Compensation Distribution	0	72,215	0	0	72,215
Total	270,000	872,754	0	0	602,754

EMPLOYMENT AGREEMENTS

Charles E. Sykes.  The Company and Mr. Sykes are parties to an amended and restated employment agreement, dated December 30, 2008. The material terms and conditions of the agreement are summarized below. Under the agreement, Mr. Sykes serves as President and Chief Executive Officer of the Company. The initial term of the agreement expired on July 31, 2009, but automatically renewed, and will continue to be automatically renewed, for successive one-year terms unless one of the parties provides written notice of its intent not to renew the agreement at least 180 days prior to the expiration of any renewal term. Under the agreement, Mr. Sykes’ annual base salary was originally set at $550,000, subject to increase at the Company’s discretion. Most recently, on March 7, 2011 the Compensation and Human Resource Development Committee of the Board increased Mr. Sykes’ annual base salary to $625,000. Mr. Sykes also is entitled to participate in a performance based bonus plan based upon the achievement of such goals as may be determined by the Compensation Committee, and to participate in such other bonus programs and benefit plans as are generally made available to other executive officers of the Company.

If the agreement is terminated by the Company prior to the expiration of a renewal period for any reason other than death, disability, or cause (as defined in the agreement), or if the agreement is terminated by Mr. Sykes prior to the expiration of the renewal period for good reason (as defined below), the Company is required to pay Mr. Sykes an amount equal to two times his annual base salary, and Mr. Sykes is prohibited for a period of two years from soliciting the Company’s employees and competing with the Company in any area in which the Company’s clients were conducting business during the initial term or any renewal term of the agreement. If the agreement is terminated by Mr. Sykes following a change of control of the Company (as defined in the agreement) prior to the expiration of the initial term or any renewal period, the Company is required to pay Mr. Sykes an amount equal to three times his annual base salary, plus an amount determined by multiplying the annual target bonus designated or otherwise indicated for Mr. Sykes in the year such change of control occurs by a factor of three. The target bonus amount is to be determined under the performance based bonus plan in which Mr. Sykes is then participating. Except as provided below, the foregoing amounts are to be paid biweekly in equal installments over 52 weeks, commencing immediately upon his separation from service. If Mr. Sykes is determined to be a “specified employee” on the date of his “separation from service” (each as defined in Section 409(A) of the Internal Revenue Code and applicable regulations), to the extent that he is entitled to receive any benefit or payment upon such separation from service under the employment agreement that constitutes deferred compensation within the meaning of Section 409A of the Internal Revenue Code before the date that is six months after the date of his separation from service, such benefits or payments will not be provided or paid to him on the date otherwise required to be provided or paid. Instead, all such amounts shall be accumulated and paid in a single lump sum on the first business day after the date that is six months after the date of his separation from service (or, if earlier, within fifteen (15) days following his date of death). All remaining payments and benefits otherwise required to be paid or provided on or after the date that is six months after the date of his separation from service will be paid or provided or paid in accordance with the payment schedule described above.

Also, in the event the agreement is terminated by Mr. Sykes in connection with a change of control of the Company, all stock options, stock grants or other similar equity incentives and/or compensation programs will immediately accelerate and become fully vested and exercisable at the option of Mr. Sykes.

“Good reason” for Mr. Sykes’ termination of the agreement is defined in the agreement as: (i) a change of control of the Company (as defined in the agreement), (ii) a good faith determination by Mr. Sykes that the Company has breached the employment agreement, (iii) a material adverse change in working conditions or status, (iv) the deletion of, or change in, any of the titles of CEO or President, (v) a significant relocation of Mr. Sykes’ principal office, (vi) a significant increase in travel requirements, or (vii) an impairment of Mr. Sykes’ health to an extent that made the continued performance of his duties under the agreement hazardous to his physical or mental health or his life.

The agreement provides that if Mr. Sykes’ employment is terminated by the Company due to his death, disability or for cause, or voluntarily by Mr. Sykes other than for good reason, then the Company will have no obligation to pay him any salary, bonus or other benefits other than those payable through the date of termination, and Mr. Sykes may not solicit any of the Company’s employees or compete directly or indirectly with the Company during the term of the agreement and for a period of one year after its termination, regardless of the reason for its termination. The agreement contains customary confidentiality provisions.

W. Michael Kipphut.  The Company and Mr. Kipphut are parties to an amended and restated employment agreement, dated December 30, 2008, the material terms and conditions of which are summarized below. The employment agreement provides that Mr. Kipphut will serve as an executive of the Company. Mr. Kipphut serves as Executive Vice President — Finance and Chief Financial Officer. The initial term of the agreement expired on March 5, 2009, but was automatically renewed, and will continue to be automatically renewed, for successive one-year terms unless one of the parties provides the other with written notice of its intent not to renew the agreement at least 30 days prior to the expiration of a renewal term. Under the agreement, Mr. Kipphut’s annual base salary was originally set at $400,000, subject to increase at the Company’s discretion. Most recently, on March 7, 2011, upon the recommendation of the Compensation and Human Resource Development Committee, the Board of Directors increased Mr. Kipphut’s annual base salary to $415,978. Mr. Kipphut also is entitled to participate in a performance based bonus plan based upon the achievement of such goals as may be determined by the Compensation Committee, and to participate in such other bonus programs and benefit plans as are generally made available to other executive officers of the Company.

If the agreement is terminated by the Company prior to the expiration of a renewal period for any reason other than death, disability, or cause (as defined in the agreement), or if the agreement is terminated by Mr. Kipphut prior to the expiration of the renewal period for good reason (as defined below), the Company is required to pay Mr. Kipphut an amount equal to his annual base salary, plus an amount equal to the maximum annual performance bonus he could earn under the performance based bonus plan in which Mr. Kipphut is then participating. If the agreement is terminated by Mr. Kipphut following a change in control of the Company (as defined in the agreement) prior to the expiration of the renewal period, the Company is required to pay Mr. Kipphut an amount equal to twice his annual base salary, plus an amount determined by multiplying the annual target bonus designated or otherwise indicated for Mr. Kipphut in the year such change of control occurs by a factor of two. The target bonus amount is to be determined under the performance based bonus plan in which Mr. Kipphut is then participating. Except as provided below, the foregoing amounts are to be paid biweekly in equal installments over 52 weeks, commencing immediately upon his separation from service. If Mr. Kipphut is determined to be a “specified employee” on the date of his “separation from service” (each as defined in Section 409(A) of the Internal Revenue Code and applicable regulations), to the extent that he is entitled to receive any benefit or payment upon such separation from service under the employment agreement that constitutes deferred compensation within the meaning of Section 409A of the Internal Revenue Code before the date that is six months after the date of his separation from service, such benefits or payments will not be provided or paid to him on the date otherwise required to be provided or paid. Instead, all such amounts shall be accumulated and paid in a single lump sum on the first business day after the date that is six months after the date of his separation from service (or, if earlier, within fifteen (15) days following his date of death). All remaining payments and benefits otherwise required to be paid or provided on or after the date that is six months after the date of his separation from service will be paid or provided or paid in accordance with the payment schedule described above.

Also, in the event the agreement is terminated by Mr. Kipphut in connection with a change of control of the Company, all stock options, stock grants or other similar equity incentives and/or compensation programs will immediately accelerate and become fully vested and exercisable at the option of Mr. Kipphut.

“Good reason” for Mr. Kipphut’s termination of the agreement is defined in the agreement as: (i) a change of control of the Company (as defined in the agreement), (ii) a good faith determination by Mr. Kipphut that the Company has breached the employment agreement, (iii) a material adverse change in working conditions or status, (iv) the deletion of, or change in, any of the titles of Senior Vice President and Chief Financial Officer, (v) a significant relocation of Mr. Kipphut’s principal office, (vi) a change in reporting such that Mr. Kipphut is required to report to someone other than the CEO, or (vii) a significant increase in travel requirements.

The agreement provides that if Mr. Kipphut’s employment is terminated by the Company due to his death, disability or for cause, or voluntarily by Mr. Kipphut other than for good reason, then the Company will have no obligation to pay him any salary, bonus or other benefits other than those payable through the date of termination.

The agreement provides that Mr. Kipphut may not solicit any of the Company’s employees or compete directly or indirectly with the Company during the term of the agreement and for one year after its expiration in any area in which the Company’s clients were conducting business during the initial term or any renewal term of the agreement. The agreement contains customary confidentiality provisions.

James Hobby.  The Company and Mr. Hobby are parties to an amended and restated employment agreement, dated December 29, 2008, the material terms and conditions of which are summarized below. The employment agreement provides that Mr. Hobby will serve as an executive of the Company. Mr. Hobby serves as Executive Vice President, Global Operations. The agreement will continue until terminated by one of the parties. Under the agreement, Mr. Hobby’s annual base salary was originally set at $335,500, subject to increase at the Company’s discretion. Most recently, on March 7, 2011, upon the recommendation of the Compensation and Human Resources Development Committee, the Board of Directors increased Mr. Hobby’s annual base salary to $369,973. He also is entitled to participate in a performance based bonus plan based upon the achievement of such goals as may be determined by the Compensation Committee and to standard executive fringe benefits.

If the agreement is terminated by the Company for any reason other than death, disability, or cause (as defined in the agreement), the Company is required to pay Mr. Hobby an amount equal to his weekly base salary for 52 weeks after the termination of the agreement. Except as provided below, the foregoing amount is to be paid biweekly in equal installments over 52 weeks, commencing immediately upon his separation from service. If Mr. Hobby is determined to be a “specified employee” on the date of his “separation from service” (each as defined in Section 409(A) of the Internal Revenue Code and applicable regulations), to the extent that he is entitled to receive any benefit or payment upon such separation from service under the employment agreement that constitutes deferred compensation within the meaning of Section 409A of the Internal Revenue Code before the date that is six months after the date of his separation from service, such benefits or payments will not be provided or paid to him on the date otherwise required to be provided or paid. Instead, all such amounts shall be accumulated and paid in a single lump sum on the first business day after the date that is six months after the date of his separation from service (or, if earlier, within fifteen (15) days following his date of death). All remaining payments and benefits otherwise required to be paid or provided on or after the date that is six months after the date of his separation from service will be paid or provided or paid in accordance with the payment schedule described above. If Mr. Hobby’s employment is terminated by the Company due to his death, disability or cause, or voluntarily by Mr. Hobby, then the Company will have no obligation to pay him any salary, bonus or other benefits other than those payable through the date of termination. In any event, Mr. Hobby may not compete with the Company in any area in which the Company’s clients were conducting business during the term of the agreement, or solicit the Company’s employees, for a period of one year after termination of his employment. The agreement also contains customary confidentiality provisions.

Lawrence R. Zingale.  The Company and Mr. Zingale are parties to an amended and restated employment agreement, dated December 29, 2008, the material terms and conditions of which are summarized below. The employment agreement provides that Mr. Zingale will serve as an executive of the Company. Mr. Zingale serves as Executive Vice President, Global Sales and Client Management. The agreement will continue until terminated by one of the parties. Under the agreement, Mr. Zingale’s annual base salary was originally set at $322,000, subject to increase at the Company’s discretion. Most recently, on March 7, 2011, upon the recommendation of the Compensation and Human Resource Development Committee, the Board of Directors increased Mr. Zingale’s annual base salary to $360,132. He also is entitled to participate in a performance based bonus plan based upon the achievement of such goals as may be determined by the Compensation Committee and to standard executive fringe benefits.

If the agreement is terminated by the Company for any reason other than death, disability, or cause (as defined in the agreement), the Company is required to pay Mr. Zingale an amount equal to his weekly base salary for 52 weeks after the termination of the agreement. Except as provided below, the foregoing amount is to be paid biweekly in equal installments over 52 weeks, commencing immediately upon his separation from service. If Mr. Zingale is determined to be a “specified employee” on the date of his “separation from service” (each as defined in Section 409(A) of the Internal Revenue Code and applicable regulations), to the extent that he is entitled to receive any benefit or payment upon such separation from service under the employment agreement that constitutes deferred compensation within the meaning of Section 409A of the Internal Revenue Code before the date that is six months after the date of his separation from service, such benefits or payments will not be provided or paid to him on the date otherwise required to be provided or paid. Instead, all such amounts shall be accumulated and paid in a single lump sum on the first business day after the date that is six months after the date of his separation from service

(or, if earlier, within fifteen (15) days following his date of death). All remaining payments and benefits otherwise required to be paid or provided on or after the date that is six months after the date of his separation from service will be paid or provided or paid in accordance with the payment schedule described above. If Mr. Zingale’s employment is terminated by the Company due to his death, disability or cause, or voluntarily by Mr. Zingale, then the Company will have no obligation to pay him any salary, bonus or other benefits other than those payable through the date of termination. In any event, Mr. Zingale may not compete with the Company in any area in which the Company’s clients were conducting business during the term of the agreement, or solicit the Company’s employees, for a period of one year after termination of his employment. The agreement also contains customary confidentiality provisions.

James T. Holder.  The Company and Mr. Holder are parties to an amended and restated employment agreement, dated December 29, 2008, the material terms and conditions of which are summarized below. The employment agreement provides that Mr. Holder will serve as an executive of the Company. Mr. Holder serves as Executive Vice President, General Counsel and Corporate Secretary. The agreement will continue until terminated by one of the parties. Under the agreement, Mr. Holder’s annual base salary was originally set at $270,000, subject to increase at the Company’s discretion. Most recently, on March 7, 2011, upon the recommendation of the Compensation and Human Resource Development Committee, the Board of Directors increased Mr. Holder’s annual base salary to $300,340. He also is entitled to participate in a performance based bonus plan based upon the achievement of such goals as may be determined by the Compensation Committee and to standard executive fringe benefits.

If the agreement is terminated by the Company prior to the expiration of the renewal period for any reason other than death, disability, or cause (as defined in the agreement), the Company is required to pay Mr. Holder an amount equal to his weekly base salary for 52 weeks after the termination of the agreement. Except as provided below, the foregoing amount is to be paid biweekly in equal installments over 52 weeks, commencing immediately upon his separation from service. If Mr. Holder is determined to be a “specified employee” on the date of his “separation from service” (each as defined in Section 409(A) of the Internal Revenue Code and applicable regulations), to the extent that he is entitled to receive any benefit or payment upon such separation from service under the employment agreement that constitutes deferred compensation within the meaning of Section 409A of the Internal Revenue Code before the date that is six months after the date of his separation from service, such benefits or payments will not be provided or paid to him on the date otherwise required to be provided or paid. Instead, all such amounts shall be accumulated and paid in a single lump sum on the first business day after the date that is six months after the date of his separation from service (or, if earlier, within fifteen (15) days following his date of death). All remaining payments and benefits otherwise required to be paid or provided on or after the date that is six months after the date of his separation from service will be paid or provided or paid in accordance with the payment schedule described above. The agreement also provides that if Mr. Holder’s employment is terminated by the Company due to his death, disability or cause, or voluntarily by Mr. Holder, then the Company will have no obligation to pay him any salary, bonus or other benefits other than those payable through the date of termination. In any event, Mr. Holder may not compete with the Company in any area in which the Company’s clients were conducting business during the term of the agreement, or solicit the Company’s employees, for a period of one year after termination of his employment. The agreement also contains customary confidentiality provisions.

PROPOSAL 2:

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) we are providing our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. Because the shareholder vote is advisory, it will not be binding upon the Board. However, the Compensation and Human Resource Development Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION. UNLESS OTHERWISE INDICATED ON YOUR PROXY, YOUR SHARES WILL BE VOTED FOR THE APPROVAL OF EXECUTIVE COMPENSATION.

PROPOSAL 3:

ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION

As part of the Board’s commitment to excellence in corporate governance, and as required by the Section 14A of the Exchange Act, the Board is providing the Company’s shareholders with an opportunity to provide an advisory vote to determine whether the shareholder advisory vote on executive compensation should occur every one, two or three years.

The Board recommends that the advisory vote on executive compensation be presented to shareholders on an annual basis. We believe an annual advisory vote on executive compensation will allow us to obtain information on shareholders’ views of the compensation of our named executive officers on a more consistent basis, and will provide our Board and Compensation and Human Resource Development Committee with frequent input from shareholders on our compensation programs. Because your vote is advisory, it will not be binding upon the Board.

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE TO HOLD THE ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION ON AN ANNUAL BASIS. UNLESS OTHERWISE INDICATED ON YOUR PROXY, YOUR SHARES WILL BE VOTED FOR A VOTE EVERY YEAR.

PROPOSAL 4:

APPROVAL OF THE SYKES ENTERPRISES, INCORPORATED 2011 EQUITY INCENTIVE PLAN

The Board of Directors adopted the Sykes Enterprises, Incorporated 2011 Equity Incentive Plan (the “2011 Plan) on March 23, 2011, subject to shareholder approval at the Annual Meeting, and the 2011 Plan will become effective when shareholder approval is obtained. The material terms of the 2011 Plan are summarized below and are qualified in their entirety by the terms of the 2011 Plan, which is attached at Appendix “A” to this Proxy Statement and can be accessed at http://www.sec.gov. You also can obtain a printed copy by writing to the Secretary, Sykes Enterprises, Incorporated, 400 North Ashley Drive, 28th Floor, Tampa, Florida 33602.

General

The Company previously had in effect the 2001 Equity Incentive Plan (the “2001 Plan”), which expired by its terms on March 14, 2011. In order to maintain a plan which provides a mechanism to provide equity incentive compensation to the Company’s employees in accordance with the compensation philosophy of the Compensation and Human Resource Development Committee, the Board believes it is in the best interest of the Company to adopt a replacement plan with the same material terms and conditions as the 2001 Plan.

The 2011 Plan provides for the grant of awards with respect to a maximum of 5,732,978 shares of Common Stock. This number constitutes the number of shares that were available under the 2001 Plan at the time of expiration. As the 2001 Plan has expired, no more grants will be made under that plan. The expiration of the 2001 Plan will not affect awards previously granted under that plan, and previously granted awards will continue to be governed by that plan.

Purpose of the 2011 Plan

The purpose of the 2011 Plan is to provide incentives to certain employees of, and certain non-employees who provide services to, the Company and its subsidiaries, in order to encourage them to remain in the employ of or to faithfully provide services to the Company and its subsidiaries and to increase their interest in the Company’s success.

Administration and Duration of the 2011 Plan

The 2011 Plan is administered by the Compensation and Human Resource Development Committee of the Board, or by any other committee appointed by the Board that shall consist of not fewer than two members of the Board, each of whom shall qualify (at the time of appointment to the committee and during all periods of service on the committee) in all respects as a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act, of 1934, as amended, and as an independent director s in accordance with NASDAQ rules. The Compensation and Human Resource Development Committee of the 2011 Plan (the “Compensation Committee) is authorized, subject to the provisions of the 2011 Plan, to establish such rules and regulations as it may deem appropriate for the proper administration of the 2011 Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the 2011 Plan and plan awards as it may deem necessary or advisable. Any authority granted to the Compensation Committee may also be exercised by the Board. To the extent permitted by applicable law and with certain exceptions, the Compensation Committee may delegate any or all of its powers or duties under the 2011 Plan to such person or persons as it shall appoint, pursuant to such condition or limitations as the Compensation Committee may establish.

The 2011 Plan will have a duration of ten years from the date that the Board of Directors adopted the plan. Accordingly, the 2011 Plan will terminate on March 23, 2021, unless sooner terminated by the Board. Upon such termination, the outstanding awards granted under the 2011 Plan will remain in effect until their exercise, expiration, or termination. The Board may at any time terminate the 2011 Plan, or amend the 2011 Plan as it shall deem advisable, including any amendment deemed by the Board to be necessary or advisable to assure conformity of the 2011 Plan and any incentive stock options granted thereunder to the requirements of Section 422 of the Code, as now or hereafter in effect and to assure conformity with any requirements of other applicable state or federal laws or regulations.

Types of Awards

The 2011 Plan authorizes the Compensation Committee to grant awards in the form of options to purchase Common Stock, stock appreciation rights, and other stock-based awards. The employees to whom plan awards are granted and the terms of the awards granted, including the number of shares of Common Stock subject to such awards, shall be within the discretion of the Compensation Committee, subject to the terms and conditions set for the in the 2011 Plan.

Options to Purchase Common Stock.  The 2011 Plan authorizes the Compensation Committee to grant options to purchase Common Stock. These options may be in the form of “incentive stock options,” which are options that meet the requirements of Section 422 of the Code, or “nonqualified stock options,” which are options that do not meet such requirements.

Except for incentive stock options granted to shareholders owning more the 10% of the voting power of all classes of the Company’s capital stock, the per share exercise price of an incentive stock option granted or to be granted pursuant to the 2011 Plan, as determined by the Compensation Committee, shall be an amount not less than 100% of the fair market value of a share of Common Stock on the date that the option is granted. For purposes of the 2011 Plan, the “fair market value” of a share of Common Stock is defined as the closing price of a share of Stock as reported by the securities market on the date preceding such grant, or, if such date is not a trading day, the closing price of a share of Stock as reported by the securities market on the last trading day preceding such date on which a sale was reported.

The term of each option granted pursuant to the 2011 Plan shall be as determined by the Compensation Committee, but in no event shall the term of an option exceed a period of ten years from the date of its grant.

Payment of the option price may be made in cash or by check, or if approved by the Compensation Committee, by delivery of shares of Common Stock equivalent in fair market value to the option price, or by a combination of cash and shares of Common Stock, at the election of the optionee and subject to the terms of the applicable stock option agreement. In the event an optionee exercises an option by surrendering shares of Common Stock as payment of the exercise price, the 2011 Plan permits the Compensation Committee to grant a replacement option equal to the number of share surrendered as payment.

Subject to the terms of each stock option agreement, options granted under the 2011 Plan may be exercised in whole or in part. Upon exercise of an option, the employee must pay in full the option price for the shares of Common Stock being purchased.

Stock Appreciation Rights.  The 2011 Plan authorizes the Compensation Committee to grant “stock appreciation rights” to eligible participants. A stock appreciation right is a right to receive, without payment to the Company, and amount of cash or shares of Common Stock, as determined by the Compensation Committee, equal to the amount by which the fair market value of a share of Common Stock exceeds the grant price at the time of exercise.

Under the 2011 Plan, stock appreciation rights may be granted either alone or in tandem with stock options. With respect to stand-alone stock appreciation rights, the grant price, term, method of exercise, method of payment, and other terms and conditions of each such right will be determined by the Compensation Committee, except that the grant price must be equal to at least the fair market value of the Company’s Common Stock on the grant date. Tandem stock appreciation rights will have terms and conditions corresponding to the related options. To the extent that a tandem stock appreciation right is exercised, the related option will no longer be exercisable. No stock appreciation right may have a term of more than ten years from the date of grant.

Other Stock-Based Awards.  In addition to stock options and stock appreciation rights, the 2011 Plan authorizes the Compensation Committee to grant other awards that are valued or determine in whole or in part by reference to or otherwise based on the Company’s Common Stock. Such awards may include restricted stock, stock units, so-called “phantom stock,” and stock options containing terms or provisions differing from stock options granted pursuant to other parts of the 2011 Plan.

Shares Subject to Awards

The 2011 Plan provides for the grant of awards with respect to a maximum of 5,732,978 shares of Common Stock. This number constitutes the number of shares that were available under the 2001 Plan at the time of expiration. As of the date of this Proxy Statement, no awards have been granted to employees under the 2011 Plan. At this time, it is not known which employees, if any, will receive grants under the 2011 Plan or the number of shares that will be covered by any such grants. Such determinations will be made from time to time by the Compensation Committee. To the extent that awards granted under the 2011 Plan expire or terminate without having been exercised in full, the Common Stock subject to those expired or terminated awards will become available for further award grants under the 2011 Plan. Provision is made under the 2011 Plan for appropriate adjustment in the number of shares of Common Stock covered by the 2011 Plan, and covered by each award granted thereunder and any related exercise or purchase price, in the event of any change in the Common Stock by reason of a stock dividend, merger, reorganization, stock split, recapitalization, combination, exchange of shares or otherwise.

Eligibility and Extent of Participation

All employees of the Company and its subsidiaries who are designated by the Compensation Committee for participation in the 2011 Plan are eligible to receive awards under the 2011 Plan. As of the date hereof, there were approximately 42,000 individuals employed by the Company and its subsidiaries who are eligible to participate in the 2011 Plan. However, no incentive stock option shall be granted to any employee who immediately after such option is granted, own capital stock of the Company possessing more than 10% of the total combined voting power or value of all classes of capital stock of the Company unless the option prices at the time such incentive stock option is granted is at least 110% of the fair market value of the shares subject to the incentive stock option and such incentive stock option is not exercisable by its terms after the expiration of five years from the date of its grant. The Compensation Committee may also, in the exercise of its discretion, grant awards under the 2011 Plan to non-employees, except that incentive stock options may not be granted to such non-employees.

An incentive stock option shall be granted under the 2011 Plan to an employee only if the aggregate fair market value (determined as of the date the option is granted) of the Common Stock for which options are exercisable for the first time by such employee during any calendar year does not exceed $100,000. Except as otherwise determined by the Compensation Committee, no participant in the 2011 Plan is eligible to receive, at the time of grant, awards relating to more than 200,000 shares of Common Stock under the 2011 Plan during any calendar year.

In certain circumstances involving mergers, reorganizations, transactions involving the sale or transfer of substantially all of the assets of the Company, or the acquisition of more the 50% of the Common Stock by any person or group of related persons without the prior approval of the Board (a “Change in Control”), any plan awards under the 2011 Plan that are unvested as of the date of the Change in Control will immediately become fully vested as of the date of the Change of Control, and any restrictions or other conditions applicable to outstanding awards will lapse on such date.

Limitations on Transferability and Effect of Death or Termination of Employment

Except as otherwise provided by the Compensation Committee, awards granted under the 2011 Plan are generally not transferable other than by will or by the laws of descent and distribution. The Compensation Committee will determine, either in an award agreement or otherwise, the extent to which an award may be exercised subsequent to the death of the employee or the termination of the employee’s employment. However, any incentive stock options granted under the 2011 Plan must terminate not later than three months after the participant’s termination of employment for any reason other than disability or death, and it must terminate not later than twelve months after the participant’s termination of employment as a result of disability.

Repricing

Neither the Board nor the Compensation Committee will amend the plan to permit a transaction that would have the effect of repricing a stock option or SAR without obtaining shareholder approval of such amendment. For this purpose “repricing” means any transaction that would have the effect of repricing a stock option or SAR under applicable financial accounting standards or, with respect to underwater stock options, the cancellation of such options in exchange for replacement options or a buyout of underwater stock options for cash.

Change-of-Control Provisions

The change-of-control provisions in the equity incentive agreements with key employees of the Company, including the named executive officers, are dictated by the equity plan under which they are granted. The expired 2001 Equity Incentive Plan provided that equity grants would vest upon preliminary change-of-control events such as: (a) the adoption of a plan of reorganization, merger or share exchange; and (b) the approval of the Board of an agreement providing for the sale or transfer of substantially all of the assets of the Company. The 2011 Plan requires completion of the subject events before vesting occurs.

Federal Income Tax Considerations

Incentive Stock Options.  Under current federal tax law, the holder of an option that qualifies as an incentive stock option under Section 422 of the Code generally does not recognize income for federal income tax purposes at the time of the grant or exercise of an incentive stock option (but the spread between the exercise price and the fair market value of the underlying shares on the date of exercise generally will constitute a tax preference item for purposes of the alternative minimum tax). The optionee generally will be entitled to long-term capital gain treatment upon the sale of share acquired pursuant to the exercise of an incentive stock option if the shares have been held for more than tow years from the date of grant of the option and for more than one year after exercise, and the Company will not be entitled to any deduction for federal income tax purposes. If the optionee disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), the gain realized on the disposition will be compensation income to the optionee to the extent the fair market value of the underlying stock on the date of exercise (or, if less, the amount realized on disposition of the underlying stock) exceeds the applicable exercise price and a corresponding deduction will be allowed to the Company.

Nonqualified Stock Options.  Under current federal tax law, an optionee does not recognize income for federal income tax purposes upon the grant of a nonqualified stock option but must recognize ordinary income upon exercise to the extent of the excess of the fair market value of the underlying shares on the date of exercise over the exercise price of the option. The Company generally will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the optionee. A subsequent disposition of the shares acquired pursuant to the exercise of a nonqualified option typically will give rise to capital gain or loss to the extent the amount realized from the sale differs from the fair market value of the shares on the date of exercise. This capital gain or loss will be long-term gain or loss if the shares sold had been held for more than one year after the date of exercise.

Stock appreciation rights.  Amounts received upon the exercise of a stock appreciation right are taxed as ordinary income when received. The Company is generally allowed an income tax deduction equal to the amount recognized as ordinary income by the participant.

Other stock-based awards.  Amounts received by the participant upon the grant of other stock-based awards are ordinarily taxed as ordinary income when received. However, if such other stock-based awards consist of property subject to restrictions, the amounts generally will not be taxed until the restrictions lapse or until the participant makes an election under Section 83(b) of the Code. The Company is generally allowed an income tax deduction at the same time and in the same amount recognized as ordinary income by the Participant.

Compliance with Section 162(m).  The 2011 Plan should allow certain stock options, stock appreciation rights and other stock-based awards to be treated as qualified performance-based compensation under Section 162(m) of the Code. However, the Compensation Committee may, from time to time, award compensation that is not deductible under Section 162(m).

Required Vote

The affirmative vote of the holders of a majority of the votes cast on the Proposal at the Annual Meeting will be required for approval of the 2011 Plan. Abstentions and broker non-votes will not be counted as votes cast on the Proposal.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE SYKES ENTERPRISES, INCORPORATED 2011 EQUITY INENTIVE PLAN AND URGES EACH SHAREHOLDER TO VOTE “FOR” APPROVAL OF THE 2011 PLAN. EXECUTED AND UNMARKED PROXIS IN THE ACCOMPANYING FORM WILL BE VOTED AT THE ANNUAL MEETING IN FAVOR OF APPROVING THE 2011 PLAN.

PROPOSAL 5:

APPROVAL OF USE OF CERTAIN PERFORMANCE CRITERIA UNDER THE
SYKES ENTERPRISES INCORPORATED 2011 EQUITY INCENTIVE PLAN

The Board of Directors, upon the recommendation of the Compensation and Human Resource Development Committee, approved and adopted the Sykes Enterprises, Incorporated 2011 Equity Incentive Plan on March 23, 2011. The 2011 Plan is being submitted to the shareholders of the Company for approval at the 2011 Annual Meeting. The 2011 Plan contains provisions designed to cause certain long-term incentive awards issued under the 2011 Plan to comply with Section 162(m) under the Internal Revenue Code.

Section 162(m) imposes an annual deduction limit of $1 million on the amount of compensation paid to “covered employees,” that is the chief executive officer and the four other most highly compensated officers of the Company. The deduction limit does not apply to “qualified performance-based compensation.” If the 2011 Plan is approved by the shareholders, stock options granted under the 2011 Plan will be considered qualified performance-based compensation because the stock options will be granted at no less than fair market value on the grant date. The same is true for stock appreciation rights awarded under the 2011 Plan. However, other types of awards, such as awards of restricted stock, must satisfy additional requirements. Specifically, the awards must be subject to performance goals, the “material terms” of which have been approved by shareholders. The Company intends that most long-term incentive awards issued to covered employees under the 2011 Plan will comply with Section 162(m), and the Company is seeking approval of the performance criteria adopted by the Board of Directors on March 23, 2011, described below, in order to preserve deductibility under Section 162(m) with respect to such awards.

The 2011 Plan allows the Company’s Compensation and Human Resource Development Committee to award long-term incentive awards in the form of restricted stock and other stock-based awards that vest on the basis of specific performance targets determined at the time of grant. Under the 2011 Plan, the performance targets for awards are required to relate to one or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or other business units of the Company: (1) earnings (net of or including dividends); (2) EBIT or EBITDA; (3) gross or net revenue or changes in annual revenues; (4) cash flow(s) (including operating or net cash flow(s)); (5) financial return ratios; (6) total shareholder return, shareholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time, share price or share price appreciation; (7) earnings growth or EPS growth; (8) return measures, including return or net return on assets, net assets, equity, capital or gross sales; (9) adjusted pre-tax margin; (10) pre-tax profits; (11) operating margins, operating profits; and/or operating expenses; (12) dividends; (13) net income or net operating income or adjusted income from operations; (14) growth in operating earnings or growth in EPS; (15) value of assets; (16) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (17) aggregate product price and other product measures; (18) expense or cost levels; (19) reduction of losses, loss ratios or expense ratios; (20) reduction in fixed costs; (21) operating cost management; (22) cost of capital; (23) debt reduction; (24) productivity improvements; (25) average inventory turnover; (26) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; (27) advertising efficiency; (28) customer satisfaction based on specified objective goals or a Company-sponsored customer survey; (29) employee diversity goals or employee turnover; (30) specified objective social goals; (31) safety record; (32) management of employment practices and employee benefits; (33) supervision of litigation and information technology; and (34) goals relating to acquisitions or divestitures of subsidiaries or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

Under the 2011 Plan, the value of the performance-based awards made to employees if the performance goals are fully attained will not exceed the current value of the shares of restricted stock or the stock underlying other stock-based awards at the end of the performance period. The largest performance-based award that can be granted to an employee in any one calendar year will be limited to 200,000 shares. As a result, the maximum amount that any employee could earn under the 2011 Plan if the performance goals for the award are fully attained would be limited to the fair market value of not more than 200,000 shares of Company stock .

The amount of long-term incentive awards to be paid in the future to the Company’s current and future covered employees under the 2011 Plan cannot be determined at this time, as actual amounts will be based on the discretion of the Compensation and Human Resource Development Committee in determining the awards and actual performance. Nothing in this proposal precludes the Company or the Committee from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m).

A summary of the principal features of the 2011 Plan is set forth above under the heading “Proposal 4 — Approval of the Sykes Enterprises, Incorporated 2011 Equity Incentive Plan.”

Required Vote

The affirmative vote of the holders of a majority of the votes cast on the Proposal at the Annual Meeting will be required for approval of the criteria set forth above. Abstentions and broker non-votes will not be counted as votes cast on the Proposal.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE CRITERIA SET FORTH ABOVE TO BE USED IN MAKING PERFORMANCE-BASED AWARDS UNDER THE 2011 PLAN AND URGES EACH SHAREHOLDER TO VOTE “FOR” APPROVAL OF THESE CRITERIA. EXECUTED AND UNMARKED PROXIS IN THE ACCOMPANYING FORM WILL BE VOTED AT THE ANNUAL MEETING IN FAVOR OF THESE CRITERIA.

PROPOSAL 6

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee engaged Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2011 and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011 and express an opinion thereon. Although the Company is not required to seek shareholder ratification of this appointment, the Board believes it to be sound corporate governance to do so. If the appointment is not ratified, the Audit Committee will reconsider the appointment, but will not be required to engage a different auditing firm.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. Those representatives will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL AND URGES EACH SHAREHOLDER TO VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS. EXECUTED AND UNMARKED PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED AT THE ANNUAL MEETING IN FAVOR OF RATIFICATION.

AUDIT COMMITTEE DISCLOSURE

The Audit Committee is comprised solely of independent directors and, among other things, is responsible for:

•	Serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	The appointment, compensation, and oversight of the work of the registered public accounting firm employed by the Audit Committee (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm reports directly to the Audit Committee.

•	Reviewing and appraising the Company’s internal auditing function.

•	Providing an open avenue of communication among the Company’s registered public accounting firm, financial and senior management, those involved in the Company’s internal auditing function, and the Board of Directors.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors which exceed $50,000. These services may include audit services, audit-related services, tax services and other services. The Chairman of the Audit Committee has been given the authority to grant pre-approvals, and each such pre-approval is then submitted to the full Committee at the next meeting for consideration and approval. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Service Fees Paid to the Independent Registered Public Accounting Firm

The fees charged by Deloitte & Touche LLP for professional services rendered in connection with all audit and non-audit related matters for the years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009

Audit Fees(1)	$3,074,032	$2,167,711
Audit-Related Fees(2)	$-0-	$278,222
Tax Fees	$-0-	$-0-
All Other Fees	$-0-	$-0-

(1)	Fees for audit services in 2010 and 2009 consisted of (a) audits of the Company’s annual consolidated financial statements and internal controls over financial reporting, (b) reviews of the Company’s quarterly condensed consolidated financial statements, and (c) annual stand alone statutory audits.

(2)	Fees for audit-related services in 2009 principally included services in connection with the acquisition of ICT Group.

Report of the Audit Committee

In connection with the financial statements for the fiscal year ended December 31, 2010, the Audit Committee has:

(1) reviewed and discussed the audited financial statements with management,

(2) discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm (the “Auditors”), the matters required to be discussed by the statement on SAS 114, as amended, and

(3) received the written disclosures and letter from the Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Auditor’s communications with the Audit Committee concerning independence, and has discussed with the Auditors the Auditors’ independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board at the March 7, 2011 meeting of the Board that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission. The Board has approved this inclusion.

AUDIT COMMITTEE

William J. Meurer, Chairman
Iain A. Macdonald
Paul L. Whiting
James S. MacLeod

March 23, 2011

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SECURITY OWNERSHIP

The following table sets forth the beneficial ownership of the Company’s common stock as of April 14, 2011, for each director, each executive officer named in the Summary Compensation Table herein, and by all directors and executive officers of the Company as a group.

				Stock Settled
				Stock
				Appreciation
			Options	Rights
			Currently	Vested and	Total Stock	Percent of
			Exercisable Or	Vesting	and Stock	Total
	Common	Common	Exercisable	Within 60	Based	Outstanding
Name	Stock	Stock Units(1)	Within 60 Days	Days(2)	Holdings	Stock

Furman P. Bodenheimer, Jr.	23,473	294	0	0	23,767	*
Mark C. Bozek	16,687	294	10,000	0	26,981	*
Lt. Gen. Michael DeLong (Ret)	18,313	294	0	0	18,607	*
H. Parks Helms(3)	16,252	294	0	0	16,546	*
Iain Macdonald	15,102	294	0	0	15,396	*
James S. MacLeod(4)	24,928	294	0	0	25,222	*
Linda McClintock-Greco, M.D.	24,102	294	0	0	24,396	*
William J. Meurer	39,297	294	10,000	0	49,591	*
James K. Murray, Jr.(5)	21,483	294	0	0	21,777	*
Charles E. Sykes(6)	350,435	0	0	1,075	351,510	*
Paul L. Whiting(7)	76,961	294	0	0	77,255	*
W. Michael Kipphut(8)	170,058	0	0	8,006	178,064	*
Lawrence R. Zingale(9)	100,349	0	0	328	100,677	*
James C. Hobby(10)	103,060	0	0	2,060	105,120	*
James T. Holder(11)	40,933	0	0	158	41,091	*
All directors and executive officers as a group — 18 persons	1,156,847	2,940	33,300	13,948	1,207,035	2.6%

*	Less than 1.0%

(1)	Shares of common stock that will become payable under the 2004 Non-Employee Director Fee Plan to all non-employee directors serving on the date of the Company’s 2011 annual meeting of shareholders.

(2)	Shares of common stock which may be acquired within sixty days upon the exercise of stock appreciation rights (“SARs”), assuming that the fair market value of a share of the Company’s stock (as defined in the 2001 Equity Incentive Plan) is $19.21 on the date of exercise. The SARs represent the right to receive that number of shares of common stock determined by dividing (i) the total number of shares of stock subject to the SARs being exercised, multiplied by the amount by which the fair market value (as defined in the Plan) of a share of stock on the day the right is exercised exceeds the fair market value of a share of stock on the date of grant of the SAR, by (ii) the fair market value of a share of stock on the exercise date.

(3)	Excludes 600 shares held by Mr. Helms’ spouse over which Mr. Helms disclaims beneficial ownership.

(4)	Includes 2,500 shares held by Mr. MacLeod in an IRA.

(5)	Excludes 1,000 shares held by a family member in which Mr. Murray disclaims beneficial ownership. Includes shares held by Murray Corporation, of which Mr. Murray is an officer and principal shareholder.

(6)	Includes 296,540 shares of restricted stock issued as part of the various equity-based, long-term incentive awards and 18,333 shares owned by a trust of which Mr. Sykes is a beneficiary.

(7)	Includes 58,900 shares owned jointly by Mr. Whiting and other family members. Excludes 300 shares of common stock held by Mr. Whiting’s wife in which Mr. Whiting disclaims beneficial ownership.

(8)	Includes 107,828 shares of restricted stock issued as part of the various equity-based, long-term incentive awards.

(9)	Includes 85,844 shares of restricted stock issued as part of the various equity-based, long-term incentive awards.

(10)	Includes 88,334 shares of restricted stock issued as part of the various equity-based, long-term incentive awards.

(11)	Includes 35,276 shares of restricted stock issued as part of the various equity-based, long-term incentive awards.

Security Ownership of Certain Beneficial Owners

As of April 4, 2011, the Company’s records and other information available from outside sources indicated that the following shareholders were beneficial owners of more than five percent of the outstanding shares of the Company’s common stock. The information below is as reported in their filings with the Securities and Exchange Commission. The Company is not aware of any other beneficial owner or more than 5% of the Company’s common stock.

	Amount and Nature of
	Beneficial Ownership
	Common Stock
Name	Shares	Percent

Wellington Management Company, LLP(1) 75 State Street Boston, MA 02109	6,052,635	12.9%
John H. Sykes(2)	3,982,564	8.5%
Artisan Partners, LP(3) 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202	3,867,494	8.3%
BlackRock, Inc.(4) 40 East 52nd Street New York, New York, 10022	3,854,222	8.2%
Wells Capital Management, Inc.(5) 420 Montgomery Street San Francisco, CA 94104	3,153,384	6.7%
Fidelity Management & Research Co. 82 Devonshire Street Boston, Massachusetts 02109	2,584,073	5.5%

(1)	All information is based upon the Schedule 13G filed with the Security and Exchange Commission by Wellington Management Co., LLP (“Wellington”) on February 14, 2011. Wellington is an investment adviser in accordance with Rule 240 of the Investment Company Act of 1940.

(2)	Represents shares owned by Mr. John Sykes through Jopar Investments Limited Partnership, a North Carolina limited partnership in which Mr. Sykes is the sole limited partner and the sole shareholder of the limited partnership’s sole general partner. Excludes 7,950 shares owned by Mr. Sykes’ wife, as to which Mr. Sykes disclaims beneficial ownership. Mr. Sykes’ business address is P.O. Box 2044, Tampa, Florida 33601-2044.

(3)	All information is based upon the Schedule 13G filed with the Security and Exchange Commission by Artisan Partners LP on February 11, 2011.

(4)	All information is based upon the Schedule 13G filed with the Security and Exchange Commission by BlackRock, Inc. (“BlackRock”) on February 8, 2011. Wells Fargo is a parent holding company or control person in accordance with Rule 13d-1(b) (1) (iii) (G).

(5)	All information is based upon the Schedule 13G filed with the Security and Exchange Commission by Wells Fargo & Company (“Wells Fargo”) on January 20, 2011. Wells Fargo is a parent holding company registered under Section 240 of the Investment Company Act of 1940. Wells Fargo filed the Schedule 13G on its own behalf and on behalf of certain of its subsidiaries. Aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported therein by a subsidiary.

(6)	All information is based upon the Schedule 13G filed with the Security and Exchange Commission by FMR, LLC on February 14, 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During the year ended December 31, 2010, the executive officers and directors of the Company filed with the Securities and Exchange Commission (the “Commission”) on a timely basis, all required reports relating to transactions involving equity securities of the Company beneficially owned by them. The Company has relied solely on the written representation of its executive officers and directors and copies of the reports they have filed with the Commission in providing this information.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in the Company’s proxy statement for its 2012 Annual Meeting of Shareholders is December 10, 2011. Pursuant to the Company’s Bylaws, only shareholder proposals submitted on or prior to such date may be brought before the meeting.

OTHER MATTERS

Management knows of no matter to be brought before the Annual Meeting which is not referred to in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by Proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

By Order of the Board of Directors,

James T. Holder
Secretary

APPENDIX A

SYKES ENTERPRISES, INCORPORATED
2011 EQUITY INCENTIVE PLAN

Section 1.  PURPOSE AND DEFINITIONS

(a) Purpose.  This Plan, known as the “Sykes Enterprises, Incorporated 2011 Equity Incentive Plan”, is intended to provide incentives to certain employees of and certain non-employees who provide services to Sykes Enterprises, Incorporated and its subsidiaries, in order to encourage them to remain in the employ of or to faithfully provide services to the Company and its subsidiaries and to increase their interest in the Company’s success. It is intended that this purpose be effected through awards or grants of stock options, stock appreciation rights, and various other rights with respect to shares of the Company’s common stock, as provided herein, to such eligible persons.

(b) Definitions.  The following terms shall have the following respective meanings unless the context requires otherwise:

(1) The term “Administrator” shall mean the Compensation and Human Resource Development Committee of the Board or such other committee, individual or individuals appointed or delegated authority pursuant to Section 2 to administer the Plan.

(2) The term “Affiliate” or “Affiliates” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(3) The term “Beneficial Owner” shall mean beneficial owner as defined in Rule 13d-3 under the Exchange Act.

(4) The term “Board” shall mean the Board of Directors of Sykes Enterprises, Incorporated.

(5) The term “Change in Control” shall mean (i) the reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities as a result of which the holders of the Stock as a group would receive less than fifty percent (50%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity; (ii) the consummation of a plan of liquidation or the dissolution of the Company; (iii) the sale or transfer (other than as a security for obligations of the Company or any Subsidiary) of substantially all of the assets of the Company, other than a sale or transfer to an entity at least seventy-five percent (75%) of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale; or (iv) the acquisition of more than fifty percent (50%) of the outstanding Stock by any person within the meaning of Rule 13(d)(3) under the Exchange Act, if such acquisition is not preceded by a prior expression of approval by the Board, provided that the term “person” shall not include (A) the Company or any of its Subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company.

(6) The term “Code” shall mean the Internal Revenue Code of 1986, or any successor thereto, as the same may be amended and in effect from time to time.

(7) The term “Company” shall mean Sykes Enterprises, Incorporated.

(8) The term “Compensation Committee” shall mean the Compensation and Human Resource Development Committee of the Board of Directors, or its successor committee.

(9) The term “Employee” shall mean a person who is employed by the Company or any Subsidiary, including an officer or director of the Company or any Subsidiary who is also an employee of the Company or any Subsidiary.

(10) The term “Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same may be amended and in effect from time to time.

(11) The term “Fair Market Value” shall mean, with respect to a share of Stock as of any given date, (a) if the Stock is readily tradable on an established securities market within the meaning of section 409A of the Code, the closing price of a share of Stock as reported by the securities market on the day preceding such date, or, if such date is not a trading day, the closing price of a share of Stock as reported by the securities market on the last trading day preceding such date on which a sale was reported (if there is more than one established securities market on which the Stock is traded, the Administrator shall determine the appropriate market for purposes of determining Fair Market Value), or (b) if the Stock is not readily tradable on an established securities market within the meaning of section 409A of the Code, the Administrator shall determine the Fair Market Value of a share of Stock in a manner consistent with the requirements of section 409A of the Code and all other applicable rules and regulations.

(12) The term “Incentive Stock Option” means an option granted under this Plan and which is an incentive stock option within the meaning of section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute.

(13) The term “Option” or “Options” shall mean the option to purchase Stock in accordance with Section 4 on such terms and conditions as may be prescribed by the Administrator, whether or not such option is an Incentive Stock Option.

(14) The term “Other Stock-Based Awards” shall mean awards of Stock or other rights made in accordance with Section 5 on such terms and conditions as may be prescribed by the Administrator.

(15) The term “Participant” shall mean an Employee or non-employee who has been designated for participation in the Plan.

(16) “Performance Goals” shall mean the achievement of performance objectives established by the Compensation Committee pursuant to this Plan for Employees who have received grants with performance-vesting. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Compensation Committee in establishing performance objectives: (1) earnings (net of or including dividends); (2) EBIT or EBITDA; (3) gross or net revenue or changes in annual revenues; (4) cash flow(s) (including operating or net cash flow(s)); (5) financial return ratios; (6) total shareholder return, shareholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time, share price or share price appreciation; (7) earnings growth or EPS growth; (8) return measures, including return or net return on assets, net assets, equity, capital or gross sales; (9) adjusted pre-tax margin; (10) pre-tax profits; (11) operating margins, operating profits; and/or operating expenses; (12) dividends; (13) net income or net operating income or adjusted income from operations; (14) growth in operating earnings or growth in EPS; (15) value of assets; (16) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (17) aggregate product price and other product measures; (18) expense or cost levels; (19) reduction of losses, loss ratios or expense ratios; (20) reduction in fixed costs; (21) operating cost management; (22) cost of capital; (23) debt reduction; (24) productivity improvements; (25) average inventory turnover; (26) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; (27) advertising efficiency; (28) customer satisfaction based on specified objective goals or a Company-sponsored customer survey; (29) employee diversity goals or employee turnover; (30) specified objective social goals; (31) safety record; (32) management of employment practices and employee benefits; (33) supervision of litigation and information technology; and (34) goals relating to acquisitions or divestitures of subsidiaries or joint ventures. One or more of the foregoing business criteria described in subparagraphs (1) through (34) shall be exclusively used in establishing performance objectives for grants to executive officers that are intended to qualify as “performance-based compensation” under Code Section 162(m).

(17) The term “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(18) The term “Plan” shall mean the Sykes Enterprises, Incorporated 2011 Equity Incentive Plan, as the same may be amended and in effect from time to time.

(19) The term “Plan Awards” or “Awards” shall mean awards or grants of stock Options and various other rights with respect to shares of Stock.

(20) The term “Stock Appreciation Right” shall mean the right to receive, without payment to the Company, an amount of cash or Stock as determined in accordance with Section 4, based on the amount by which the Fair Market Value of a share of Stock on the relevant valuation date exceeds the grant price.

(21) The term “Stock” shall mean shares of the Company’s common stock, par value $.01 per share.

(22) The term “Subsidiary” shall mean any “subsidiary corporation” within the meaning of Section 424(f) of the Code.

(23) The term “Ten Percent Stockholder” shall mean an individual who owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations within the meaning of Code section 422.

Section 2.  ADMINISTRATION

The Plan shall be administered by the Compensation and Human Resource Development Committee of the Board, or by any other committee appointed by the Board that shall consist of not fewer than two members of the Board, each of whom shall qualify (at the time of appointment to the committee and during all periods of service on the committee) in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and as an outside director as defined in Section 162(m) of the Code and Treasury Regulation Section 1.162-27(e)(3) or any other regulations under Code Section 162(m). The Administrator shall administer the Plan and perform such other functions as are assigned to it under the Plan. The Administrator is authorized, subject to the provisions of the Plan, from time to time, to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the Plan and the Plan Awards as it may deem necessary or advisable, in each case in its sole discretion. The Administrator’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not they are similarly situated. Any authority granted to the Administrator may also be exercised by the Board. To the extent that any permitted action taken by the Board conflicts with any action taken by the Administrator, the Board action shall control. To the extent permitted by applicable law, the Administrator may delegate any or all of its powers or duties under the Plan, including, but not limited to, its authority to make awards under the Plan to grant waivers pursuant to Section 7, to such person or persons as it shall appoint, pursuant to such conditions or limitations as the Administrator may establish; provided, however, that the Administrator shall not delegate its authority to amend or modify the Plan pursuant to the provisions of Section 13(b). To the extent of any such delegation, the term “Administrator” when used herein shall mean and include any such delegate.

Section 3.  STOCK AVAILABLE FOR PLAN AWARDS

(a) Stock Subject to Plan.  The Stock to be subject to or related to Plan Awards may be either authorized and unissued shares or shares held in the treasury of the Company. The maximum number of shares of Stock with respect to which Plan Awards may be granted under the Plan, subject to adjustment in accordance with the provisions of Section 10, shall be 5,732,978.

(b) Computation of Stock Available for Plan Awards.  For the purpose of computing the total number of shares of Stock remaining available for Plan Awards under this Plan at any time while the Plan is in effect, the total number of shares determined to be available pursuant to subsections (a) and (c) of this Section 3 shall be determined by the Administrator pursuant to the following rules:

(1) While an Award is outstanding, it shall be counted against the authorized pool of shares reserved for issuance under the Plan, regardless of its vested status.

(2) The grant of an Option or Other Stock-Based Awards shall reduce the shares available for grant under the Plan by the number of shares subject to such Award.

(3) The grant of a Tandem SAR (as defined in Section 4) shall not further reduce the number of shares available for grant in excess of the number of shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs).

(4) The grant of an SAR independent of an Option shall reduce the number of shares available for grant by the number of SARs granted.

(5) The Committee shall in each case determine the appropriate number of shares to deduct from the authorized pool in connection with the grant of any Other Stock-Based Awards.

(6) To the extent that an Award is settled in cash rather than in shares, the shares reserved for such Award shall not be deducted from the authorized Share pool.

(7) To the extent shares are withheld from any Award by the Company to pay taxes applicable to any Award, such shares shall be deducted from the authorized Share pool.

(8) Shares tendered by a participant to pay the exercise price of any Option or to satisfy tax-withholding obligations relating to any Award shall not be added to the authorized share pool.

(b) Terminated, Expired or Forfeited Plan Awards.  The shares involved in the unexercised or undistributed portion of any terminated, expired or forfeited Plan Award shall be made available for further Plan Awards.

(c) Limit on Individual Awards.  Except as otherwise determined by the Administrator as permitted by the last sentence of this Subsection 3(d), no Participant shall, in any calendar year, be granted any Options, SARs, or Other Stock-Based Awards pursuant to which such Participant may acquire more than 200,000 shares of Stock or

SARs in the aggregate, subject to adjustment as provided in Section 10 of this Plan. The Administrator may, in its discretion, grant Options, SARs or Other Stock-Based Awards pursuant to which a Participant may acquire more than 200,000 shares of Stock or SARs, but, in such event, the shares of Stock or SARs acquired in excess of 200,000 shall not meet the exception for “performance-based compensation” under section 162(m)(4)(C) of the Code.

Section 4.  OPTIONS AND STOCK APPRECIATION RIGHTS

(a) Grant of Options.

(1) The Administrator, at any time and from time to time while the Plan is in effect, may grant Options to such Employees and non-employees as the Administrator may select, subject to the provisions of this Section 4 and Section 3. Subject to any limitations set forth in the Plan, the Administrator shall have complete discretion in determining: (a) the eligible individuals to be granted an Option; (b) the number of shares of Stock to be subject to the Option; (c) whether the Option is to be an Incentive Stock Option or a nonqualified stock option; provided that, Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary; and (d) any other terms and conditions of the Option as determined by the Administrator in its sole discretion.

(2) Unless otherwise determined by the Administrator, Incentive Stock Options: (a) will be exercisable at a purchase price per share of not less than One Hundred percent (100%) (or, in the case of a Ten Percent Stockholder, one hundred and ten percent (110%)) of the Fair Market Value of the Stock on the date of grant; (b) will be exercisable over not more than ten (10) years (or, in the case of a Ten Percent Stockholder, five (5) years) after the date of grant; (c) will terminate not later than three (3) months after the Participant’s termination of employment for any reason other than disability or death; (d) will terminate not later than twelve (12) months after the Participant’s termination of employment as a result of a disability (within the meaning of Code section 424); and (e) will comply in all other respects with the provisions of Code section 422.

(3) Nonqualified stock options will be exercisable at purchase price per share           of not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. The number of shares of Stock covered by the nonqualified stock option shall be fixed by the Administrator on the date of grant. Nonqualified stock options will be exercisable during such periods or on such date as determined by the Administrator and shall terminate at such time as the Administrator shall determine. Nonqualified stock options shall be subject to such other terms and conditions as are determined by the Administrator.

(4) Each award agreement evidencing an Incentive Stock Option shall provide that, to the extent that the aggregate Fair Market Value of Stock (as determined on the date of the option grant) that may be purchased by a Participant for the first time during any calendar year pursuant Incentive Stock Options granted under the Plan or any other plan of the Company or its Subsidiaries exceeds $100,000, then such option as to the excess shall be treated as a nonqualified stock option. This limitation shall be applied by taking stock options into account in the order in which they were granted.

(b) Grant of Stock Appreciation Rights.

(1) The Administrator, at any time and from time to time while the Plan is in effect, may grant Stock Appreciation Rights to such Employees and non-employees as it may select, subject to the provisions of this Section 4 and Section 3. Each Stock Appreciation Right may relate to all or a portion of a specific Option granted under the Plan and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, termination or expiration of such Option (a “Tandem SAR”), or may be granted independently of any Option, as determined by the Administrator. If the Stock Appreciation Right is granted independently of an Option, the grant price of such right shall be the Fair Market Value of Stock on the date of grant of such Stock Appreciation

Right; provided, however, that the Administrator may, in its discretion, fix a grant price in excess of the Fair Market Value of Stock on such grant date. The grant price of a Tandem SAR shall be equal to the exercise price of the related Option. The number of shares of Stock covered by the Stock Appreciation Right shall be fixed by the Administrator on or before the date of grant.

(2) Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive, without payment to the Company, either (A) that number of shares of Stock determined by dividing (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, multiplied by the amount by which the Fair Market Value of a share of Stock on the day the right is exercised exceeds the grant price (such amount being hereinafter referred to as the “Spread”), by (ii) the Fair Market Value of a share of Stock on the exercise date; or (B) cash in an amount determined by multiplying (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, by (ii) the amount of the Spread; or (C) a combination of shares of Stock and cash, in amounts determined as set forth in clauses (A) and (B) above, as determined by the Administrator in its sole discretion; provided, however, that, in the case of a Tandem SAR, the total number of shares which may be received upon exercise of a Stock Appreciation Right for Stock shall not exceed the total number of shares subject to the related Option or portion thereof, and the total amount of cash which may be received upon exercise of a Stock Appreciation Right for cash shall not exceed the Fair Market Value on the date of exercise of the total number of shares subject to the related Option or portion thereof.

(c) Terms and Conditions.

(1) Each Option and Stock Appreciation Right granted under the Plan shall be exercisable on such date or dates, during such period, for such number of shares and subject to such further conditions, including but not limited to the attainment of Performance Goals, as shall be determined by the Administrator in its sole discretion and set forth in the provisions of the award agreement with respect to such Option and Stock Appreciation Right; provided, however, that a Tandem SAR shall not be exercisable prior to or later than the time the related Option could be exercised; and provided, further, that in any event no Option or Stock Appreciation Right shall be exercised beyond ten (10) years from the date of grant.

(2) The Administrator may impose such conditions as it may deem appropriate upon the exercise of an Option or a Stock Appreciation Right, including, without limitation, a condition that the Option or Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Administrator from time to time and consistent with the Plan.

(3) With respect to Options issued with Tandem SARs, the right of a Participant to exercise the Tandem SAR shall be cancelled if and to the extent the related Option is exercised, and the right of a Participant to exercise an Option shall be cancelled if and to the extent that shares covered by such Option are used to calculate shares or cash received upon exercise of the Tandem SAR.

(4) If any fractional share of Stock would otherwise be issued to a Participant upon the exercise of an Option or Stock Appreciation Right, the Participant shall be paid a cash amount equal to the same fraction of the Fair Market Value of the Stock on the date of exercise.

(d) Award Agreement.  Each Option and Stock Appreciation Right shall be evidenced by an award agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve.

(e) Payment for Option Shares.

(1) Payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made in such manner as is provided in the applicable award agreement.

(2) Any payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made in cash. Notwithstanding the foregoing, if permitted by the Award Agreement or otherwise permitted by the Administrator, the payment may be made by delivery of shares of Stock beneficially owned by the Participant, or attestation by the Participant to the ownership of a sufficient number of shares of Stock, or by a combination of cash and Stock, at the election of the Participant; provided, however, that any shares of Stock so delivered or attested shall have been beneficially owned by the Participant for a period of not less than six (6) months prior to the date of exercise. Any such shares of Stock so delivered or attested shall be valued at their Fair Market Value on the date of such exercise. The Administrator shall determine whether and if so the extent to which actual delivery of share certificates to the Company shall be required. The Administrator also may authorize payment in accordance with a cashless exercise program under which, if so instructed by the Participant, Stock may be issued directly to the Participant’s broker upon receipt of the Option purchase price in cash directly to the broker.

(3) To the extent that the payment of the exercise price for the Stock purchased pursuant to the exercise of an Option is made with shares of Stock as provided in this Section 4(e)(2), then, at the discretion of the Administrator, the Participant may be granted a replacement Option under the Plan to purchase a number of shares of Stock equal to the number of shares tendered or attested to as permitted in Section 4(e)(2) hereof, with an exercise price per share equal to the Fair Market Value of a share of Stock on the date of grant of such replacement Option and with a term extending to the expiration date of the original Option.

Section 5.  STOCK AND OTHER STOCK-BASED AND COMBINATION AWARDS

(a) Grants of Other Stock-Based Awards.  The Administrator, at any time and from time to time while the Plan is in effect, may grant Other Stock-Based Awards to such Employees or non-employees as it may select. Such Plan Awards pursuant to which Stock is or may in the future be acquired, or Plan Awards valued or determined in whole or part by reference to or otherwise based on Stock, may include, but are not limited to, awards of restricted Stock or Plan Awards denominated in the form of “stock units”, grants of so-called “phantom stock” and options containing terms or provisions differing in whole or in part from Options granted pursuant to Section 4. Other Stock-Based Awards may be granted either alone, in addition to, in tandem with or as an alternative to any other kind of Plan Award, grant or benefit granted under the Plan or under any other employee plan of the Company or Subsidiary, including a plan of any acquired entity. Each Other Stock-Based Award shall be evidenced by an award agreement in such form as the Administrator may determine.

(b) Terms and Conditions.  Subject to the provisions of the Plan, and subject to compliance with the applicable requirements of section 409A of the Code, the Administrator shall have the authority to determine the time or times at which Other Stock-Based Awards shall be made, the number of shares of Stock or stock units and the like to be granted or covered pursuant to such Plan Awards (subject to the provisions of Section 3) and all other terms and conditions of such Plan Awards, including, but not limited to, whether such Plan Awards shall be subject to the attainment of Performance Goals, and whether such Plan Awards shall be payable or paid in cash, Stock or otherwise. The Administrator may, in its discretion, condition the vesting of any Other Stock-Based Award granted under the Plan on satisfaction of (i) any minimum period of continued employment with the Company by the Employee the Administrator determines to be appropriate (“service vesting”), (ii) satisfaction of any of one or more Performance Goals the Administrator determines to be appropriate (“performance vesting”), or (iii) any combination of service vesting and performance vesting requirements the Administrator determines appropriate.

(c) Consideration for Other Stock-Based Awards.  In the discretion of the Administrator, any Other Stock-Based Award may be granted as a Stock bonus for no consideration other than services rendered.

(d) Performance Based Awards.  The Administrator may, in its discretion, designate any Other Stock-Based Award to be granted to a Participant as a Performance-Based Award intended to qualify as “performance-based” compensation for purposes of Section 162(m) of the Code. Any such Other Stock-Based Award granted to a Participant under this Plan designated as a Performance-Based Award shall become vested or issuable to the Participant only upon the achievement of such Performance Goals as the Compensation Committee of the Board of Directors may specify in accordance with the following provisions:

(1) Each such Performance-Based Award shall specify the number of shares to which it pertains.

(2) The performance period with respect to each such Performance-Based Award shall be determined by the Compensation Committee on the date of grant.

(3) For each Participant’s award, the Compensation Committee shall specify the Performance Goals that are to be achieved. These Performance Goals shall be selected by the Compensation Committee within the first ninety (90) days of the performance period.

(4) Each Participant’s Performance-Based Award shall specify that the amount payable with respect thereto may not exceed a maximum specified by the Compensation Committee on the date of grant, or that the number of shares of Stock issued with respect thereto may not exceed the maximum specified by the Compensation Committee on the date of grant.

(5) Each award shall specify the time and manner of payment of Performance-Based Awards that have been earned. No payment shall be made with respect to a Participant’s Performance-Based Award until (i) the end of the Performance Period and (ii) the Compensation Committee has certified in writing that the Performance Goals with respect to such Performance-Based Award have been met.

(6) Any Performance-Based Award may specify that any such amount may be paid by the Corporation in the form of shares of Stock, or, in the Compensation Committee’s discretion, in cash, or any combination thereof, and may either grant to the Participant or reserve to the Compensation Committee the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

(7) Any such shares or cash shall be delivered to the Participant no later than two and one-half (2 1/2) months after the date on which the Compensation Committee has confirmed that the Performance Goals for the Performance-Based Award were satisfied during the performance period.

Section 6.  AWARDS TO PARTICIPANTS OUTSIDE OF THE UNITED STATES

In order to facilitate the granting of Plan Awards to Participants who are foreign nationals or who reside or work outside of the United States of America, the Administrator may provide for such special terms and conditions, including without limitation substitutes for Plan Awards, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such substitutes for Plan Awards may include a requirement that the Participant receive cash, in such amount as the Administrator may determine in its sole discretion, in lieu of any Plan Award or share of Stock that would otherwise have been granted to or delivered to such Participant under the Plan. The Administrator may approve any supplements to, or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for purposes of this Section 6 without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provision that is inconsistent with the terms of the Plan as then in effect. Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.

Section 7.  PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

(a) Issuance of Shares.  Certificates for shares of Stock issuable pursuant to a Plan Award shall be issued to and registered in the name of the Participant who received such Award. The Administrator may require that such certificates bear such restrictive legend as the Administrator may specify and be held by the Company in escrow or otherwise pursuant to any form of agreement or instrument that the Administrator may specify. If the Administrator has determined that deferred dividend equivalents shall be payable to a Participant with respect to any Plan Award pursuant to Section 5(d), then concurrently with the issuance of such certificates, the Company shall deliver to such Participant a cash payment or additional shares of Stock in settlement of such dividend equivalents.

(b) Substitution of Shares.  Notwithstanding the provisions of this subsection (b) or any other provision of the Plan, but subject to compliance with the applicable requirements of section 409A of the Code, the Administrator may specify that a Participant’s Plan Award shall not be represented by certificates for shares of Stock but shall be represented by rights approximately equivalent (as determined by the Administrator) to the rights that such Participant would have received if certificates for shares of Stock had been issued in the name of such Participant in accordance with subsection (a) (such rights being called “Stock Equivalents”). Subject to the provisions of Section 10 and the other terms and provisions of the Plan, if the Administrator shall so determine, each Participant who holds Stock Equivalents shall be entitled to receive the same amount of cash that such Participant would have received as dividends if certificates for shares of Stock had been issued in the name of such Participant pursuant to subsection (a) covering the number of shares equal to the number of shares to which such Stock Equivalents relate.

(c) Effect of Competitive Activity.  Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant shall terminate, for any reason other than death, while any Plan Award granted to such Participant is outstanding hereunder, and such Participant has not yet received the Stock covered by such Plan Award or otherwise received the full benefit of such Plan Award, such Participant, if otherwise entitled thereto, shall receive such Stock or benefit only if, during the entire period from the date of such Participant’s termination to the date of such receipt, such Participant shall have (1) made himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to and otherwise cooperate with the Company or any Subsidiary with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary, and (2) refrained from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary. In the event of a Participant’s failure to comply with any condition set forth in this subsection (c), such Participant’s rights under any Plan Award shall be forfeited and cancelled forthwith; provided, however, that the failure to comply with such condition may at any time (whether before, at the time of or subsequent to termination of employment) be waived by the Administrator upon its determination that in its sole judgment there shall not have been and will not be any such substantial adverse effect.

(d) Effect of Adverse Conduct.  Anything contained in the Plan to the contrary notwithstanding, all rights of a Participant under any Plan Award shall cease on and as of the date on which it has been determined by the Administrator that such Participant at any time (whether before or subsequent to termination of such Participant’s employment) acted in a manner Adverse to the best interests of the Company, any Subsidiary or Affiliate thereof.

(e) Tax and Other Withholding.  Prior to any distribution of cash, Stock or any other benefit available under a Plan Award (including payments under Section 5(d) and Section 7(b)) to any Participant, appropriate arrangements (consistent with the Plan and any rules adopted hereunder) shall be made for the payment of any taxes and other amounts required to be withheld by federal, state or local law. The Company shall have the right to withhold from any Plan Award granted, any payment due under a Plan Award, or any other payment otherwise due by the Company to the Participant, the amount of all federal, state or local taxes due in respect of a Plan Award or any payment under a Plan Award, and to take any other action the Administrator deems necessary or appropriate to satisfy any tax obligation incident to a Plan Award.

(f) Substitution.  The Administrator, in its sole discretion, but subject to compliance with the applicable requirements of section 409A of the Code, may substitute a Plan Award for another Plan Award or Plan Awards of the same or different type.

Section 8.  NON-TRANSFERABILITY OF PLAN AWARDS

(a) Restrictions on Transfer of Awards.  Plan Awards shall not be assignable or transferable by the Participant other than by will or by the laws of descent and distribution except that the Participant may, with the consent of the Administrator, transfer without consideration Plan Awards that do not constitute Incentive Stock Options to the Participant’s spouse, children or grandchildren (or to one or more trusts for the benefit of any such family members or to one or more partnerships in which any such family members are the only partners).

(b) Attachment and Levy.  No Plan Award shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void. Without limiting the generality of the foregoing, no domestic relations order purporting to authorize a transfer of a Plan Award, or to grant to any person other than the Participant the authority to exercise or otherwise act with respect to a Plan Award, shall be recognized as valid.

Section 9.  DESIGNATION OF BENEFICIARIES

Anything contained in the Plan to the contrary notwithstanding, a Participant may file with the Company a written designation of a beneficiary or beneficiaries under the Plan, subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other limitations as the Administrator from time to time may prescribe. A Participant may from time to time revoke or change any such designation of beneficiary. Any designation of a beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Administrator shall be in doubt as to the entitlement of any such beneficiary to receive any Option, Stock Appreciation Right or Other Stock-Based Award, or if applicable law requires the Company to do so, the Administrator may recognize only the legal representative of such Participant, in which case the Company and the Administrator shall not be under any further liability to anyone. In the event of the death of any Participant, the term “Participant” as used in the Plan shall thereafter be deemed to refer to the beneficiary designated pursuant to this Section 9 or, if no such designation is in effect, the executor or administrator of the estate of such Participant, unless the context otherwise requires.

Section 10.  MERGER, CONSOLIDATION, STOCK DIVIDENDS, ETC.

(a) Adjustments.  In the event of any merger, consolidation, reorganization, stock split, stock dividend or other event affecting Stock, an appropriate adjustment shall be made in the total number of shares available for Plan Awards and in all other provisions of the Plan that include a reference to a number of shares, and in the numbers of shares covered by, and other terms and provisions (including but not limited to the grant or exercise price of any Plan Award) of outstanding Plan Awards.

(b) Administrator Determinations.  The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any adjustment, substitution or change pursuant to this Section 10 made with respect to a Stock Option intended to be an Incentive Stock Option shall be made only the extent consistent with such intent, unless the Administrator determines otherwise. The Administrator shall not make any adjustment, substitution or change pursuant to this Section 10 that would cause any award under the Plan that is otherwise exempt from section 409A of the Code to become subject to section 409A of the Code, or that would cause an award under the Plan that is subject to section 409A of the Code to fail to satisfy any requirement under section 409A of the Code. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to a Plan Award.

Section 11.  ACCELERATION OF PAYMENT OR MODIFICATION OF PLAN AWARDS

(a) Acceleration and Modification.  The Administrator, in the event of the death of a Participant or in any other circumstance, may accelerate distribution of any Plan Award in its entirety or in a reduced amount, in cash or in Stock, or modify any Plan Award, in each case on such basis and in such manner as the Administrator may determine in its sole discretion, but subject to compliance with the applicable requirements of section 409A of the Code, and for Performance-Based Awards, subject to the requirements of Section 5(e)(5) above that no payment shall be made with respect to a Performance-Based Award until (i) the end of the Performance Period and (ii) the Compensation Committee has certified in writing that the Performance Goals with respect to such Performance-Based Award have been met.

(b) Change in Control.  Notwithstanding any other provision of the Plan, but subject to compliance with the applicable requirements of section 409A of the Code, unless the Administrator determines otherwise at the time of grant, upon the occurrence of a Change in Control, (1) any Plan Awards outstanding as of the date of such Change in Control, and that are not then vested, shall become fully vested, and (2) any restrictions or other conditions applicable to any outstanding Awards shall lapse, and such Plan Awards shall become free of all restrictions and conditions. Notwithstanding the foregoing, if a successor corporation or other entity as contemplated in clause (i) or (ii) of Section 1(b)(5) hereof agrees to assume the outstanding Plan Awards or to substitute substantially equivalent awards, then the outstanding Plan Awards issued hereunder shall not be immediately exercisable, but shall remain exercisable in accordance with the terms of the Plan and the applicable award agreements.

Section 12.  RIGHTS AS A STOCKHOLDER

A Participant shall not have any rights as a stockholder with respect to any share covered by any Plan Award until such Participant shall have become the holder of record of such share.

Section 13.	TERM, AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN AND AGREEMENTS

(a) Term.  Unless terminated earlier pursuant to subsection (b), the Plan shall terminate on the tenth (10th) anniversary of the effective date of the Plan.

(b) Amendment, Modification and Termination of Plan.  The Board may, at any time, amend or modify the Plan or any outstanding Plan Award, including without limitation, to authorize the Administrator to make Plan Awards payable in other securities or other forms of property of a kind to be determined by the Administrator, and such other amendments as may be necessary or desirable to implement such Plan Awards, and may terminate the

Plan or any provision thereof. Notwithstanding the preceding sentence, the Board shall not have the authority, unless shareholder approval is obtained, to reprice any Plan Award currently outstanding, either directly, by lowering the purchase price for a previously granted Option or Stock Appreciation Right award, or indirectly, by canceling outstanding Options or Stock Appreciation Rights and subsequently replacing or regranting such Options or Stock Appreciation Rights with a lower purchase price.

(c) Limitation.  Subject to the provisions of subsection (e), no amendment to or termination of the Plan or any provision hereof, and no amendment or cancellation of any outstanding Plan Award, by the Board, the Administrator or the stockholders of the Company, shall, without the written consent of the affected Participant, adversely affect any outstanding Plan Award.

(d) Survival.  The Administrator’s authority to act with respect to any outstanding Plan Award and the Board’s authority to amend the Plan shall survive termination of the Plan.

(e) Amendment for Changes in Law; Amendment to Avoid Section 409A Violations.  Notwithstanding the foregoing provisions, the Board and Administrator shall have the authority to amend outstanding Plan Awards and the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Plan Awards that qualify for beneficial treatment under such rules, without stockholder approval (unless otherwise required by law or the applicable rules of any securities exchange on which the Stock is then traded) and without Participant consent. Further, and without limiting the generality of the foregoing, the Board and the Administrator shall have the right to amend the Plan and any outstanding Plan Awards or adopt other policies and procedures applicable to the Plan and Plan Awards (including amendments, policies and procedures with retroactive effect) without Participant consent as may be necessary or appropriate to comply with the requirements of section 409A of the Code or an exemption thereto, even if the amendment reduces, restricts or eliminates rights granted under the Plan or the Plan Award prior to the amendment.

Section 14.  INDEMNIFICATION AND EXCULPATION

(a) Indemnification.  Each person who is or shall have been a member of the Board and the Administrator shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or become a party or in which such person may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company’s written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person’s lack of good faith; subject, however, to the condition that, upon the institution of any claim, action, suit or proceeding against such person, such person shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify or hold such person harmless.

(b) Exculpation.  Each member of the Board and the Administrator, and each officer and employee of the Company, shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than such person. In no event shall any person who is or shall have been a member of the Board, or the Administrator, or an officer or employee of the Company, be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

Section 15.  EXPENSES OF PLAN

The entire expense of offering and administering the Plan shall be borne by the Company and its participating Subsidiaries; provided, that the costs and expenses associated with the redemption or exercise of any Plan Award, including but not limited to commissions charged by any agent of the Company, may be charged to the Participants.

Section 16.  FINALITY OF DETERMINATIONS

Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Board or the Administrator shall be final and shall be binding and conclusive for all purposes and upon all persons, including, but without limitation thereto, the Company, its Subsidiaries, the stockholders, the Administrator, the directors, officers, and employees of the Company and its Subsidiaries, the Participants, and their respective successors in interest.

Section 17.  NO RIGHTS TO CONTINUED EMPLOYMENT OR TO PLAN AWARD

(a) No Right to Employment.  Nothing contained in this Plan, or in any booklet or document describing or referring to the Plan, shall be deemed to confer on any Participant the right to continue as an employee of the Company or any Subsidiary, whether for the duration of any performance period, restriction period, or vesting period under a Plan Award, or otherwise, or affect the right of the Company or Subsidiary to terminate the employment of any Participant for any reason.

(b) No Right to Award.  No Employee or other person shall have any claim or right to be granted a Plan Award under the Plan. Receipt of an Award under the Plan shall not give a Participant or any other person any right to receive any other Plan Award under the Plan. A Participant shall have no rights in any Plan Award, except as set forth herein and in the applicable award agreement.

Section 18.  GOVERNING LAW AND CONSTRUCTION

The Plan and all actions taken hereunder shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Florida without regard to principles of conflict of laws. Titles and headings to Sections are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of the Plan.

Section 19.  SECURITIES AND STOCK EXCHANGE REQUIREMENTS

(a) Restrictions on Resale.  Notwithstanding any other provision of the Plan, no person who acquires Stock pursuant to the Plan may, during any period of time that such person is an affiliate of the Company (within the meaning of the rules and regulations of the Securities Exchange Commission), sell or otherwise transfer such Stock, unless such offer and sale or transfer is made (1) pursuant to an effective registration statement under the Securities Act of 1933 (“1933 Act”), which is current and includes the Stock to be sold, or (2) pursuant to an appropriate exemption from the registration requirements of the 1933 Act, such as that set forth in Rule 144 promulgated pursuant thereto.

(b) Registration, Listing and Qualification of Shares of Common Stock.  Notwithstanding any other provision of the Plan, if at any time the Administrator shall determine that the registration, listing or qualification of the

Stock covered by a Plan Award upon any securities exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Plan Award or the purchase or receipt of Stock in connection therewith, no Stock may be purchased, delivered or received pursuant to such Plan Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Administrator. Any person receiving or purchasing Stock pursuant to a Plan Award shall make such representations and agreements and furnish such information as the Administrator may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Stock under the Plan prior to the Administrator’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation, or requirement.

Section 20.  SECTION 409A OF THE CODE

(a) Section 409A.  It is the intention of the Company that the Options, Stock Appreciation Rights, and Other Stock-Based Awards (and any combination of the foregoing) issued under the Plan will be exempt from, or will comply with the requirements of, section 409A of the Code, and the Plan and the terms and conditions of all Plan Awards shall be interpreted, construed and administered consistent with such intent.

(b) No Indemnity.  Although the Company intends to administer the Plan and the Plan Awards in compliance with section 409A of the Code or an exemption thereto, the Company does not warrant that the terms of any Plan Award or the Company’s administration thereof will be exempt from, or will comply with the requirements of, section 409A of the Code. The Company shall not be liable to any Participant or any other person for any tax, interest, or penalties that the person may incur as a result of a Plan Award or the Company’s administration thereof not satisfying any of the requirements of Section 409A of the Code.

SYKES ENTERPRISES, INCORPORATED
Annual Meeting of Shareholders, May 19, 2011
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned shareholder of Sykes Enterprises, Incorporated (the “Company”), hereby appoints each of Charles E. Sykes, W. Michael Kipphut and James T. Holder, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company and at all adjournments thereof, to be held at the Sheraton Riverwalk Hotel, 200 N. Ashley Drive, Tampa, Florida, on Thursday, May 19, 2011, at 9:00 a.m., Eastern Daylight Savings Time, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Meeting.
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1, FOR PROPOSALS 2, 4, 5 AND 6, AND FOR 1 YEAR IN PROPOSAL 3.
t DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED t
SYKES ENTERPRISES, INCORPORATED 2011 ANNUAL MEETING

1. To elect four Directors
(to serve for a term of three years)	1- H. Parks Helms	☐ FOR all nominees	☐ WITHHOLD AUTHORITY
	2- Linda McClintock-Greco, M.D.	listed to the left (except	to vote for all nominees
	3- James K. Murray, Jr.	as specified below).	listed to the left
4- James S. MacLeod
To withhold authority to vote for any indicated nominee, write the number(s) >>>>>>>>> of the nominee(s) in the box provided to the right.

2. Non-binding advisory vote on executive compensation (“say-on-pay”)	☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Non-binding advisory vote on the frequency of say-on-pay votes	☐ 1 Year	☐ 2 Years	☐ 3 Years	☐ ABSTAIN

4. To approve the 2011 Equity Incentive Plan	☐ FOR	☐ AGAINST	☐ ABSTAIN

5. To approve the performance criteria under the 2011 Equity Incentive Plan	☐ FOR	☐ AGAINST	☐ ABSTAIN

6. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company.	☐ FOR	☐ AGAINST	☐ ABSTAIN
7.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before this meeting or any adjournments or postponements thereof.
PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE
EVEN IF YOU PLAN TO ATTEND THE MEETING.

☐ I plan to attend the Meeting.	☐ I do not plan to attend the Meeting.

The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.

DATE:__________________________	NO. OF SHARES:___________________

Check appropriate box to indicate any changes to
name or address below:	Signature of Shareholder

Address Change? ☐ Name Change? ☐
Signature of Shareholder
Name: _________________________

Please sign Proxy exactly as your name appears on your stock certificate(s). JOINT OWNERS SHOULD EACH SIGN PERSONALLY. When signing as attorney, executor, administrator, trustee, guardian, partner or corporate officer, please give your full title as such.

Address: ________________________
________________________
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